Exhibit 10.1

DATED 07 August 2020

COMPASS PATHFINDER HOLDINGS LIMITED
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THE FOUNDERS
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THE INVESTORS
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COMPASS RX LIMITED
AMENDED AND RESTATED
SHAREHOLDERS' AGREEMENT

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- iii -

38.	EXCLUSION OF CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	47
39.	GOVERNING LAW AND JURISDICTION AND SERVICE OF PROCESS	47

SCHEDULES

1.	THE SHAREHOLDERS
	Part A - Founders	48
	Part B - Seed Investors	49
	Part C - A Investors	50
	Part D - B Investors	52
	Part E - CLN Investors	54
	Part F - Other Ordinary Shareholders	56
2.	ISSUED SHARE CAPITAL OF THE COMPANY	57
3.	AS SET OUT IN THE TABLE ATTACHED HERE TO MARKED "SCHEDULE 2".	58
4.	PART A	58
5.	INVESTOR RESERVED MATTERS	58
6.	UNDERTAKINGS	61
	Part 1 - Company Undertakings	61
	Part 2 - Founder Undertakings	61
7.	DEED OF ADHERENCE	64
8.	REGISTRATION RIGHTS	66

THIS DEED is made on 07 August 2020
BETWEEN:
(1)Compass Pathfinder Holdings Limited a company incorporated in England and Wales (registered number 10830790) whose registered office is at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT (the "CPHL");
(2)Compass Rx Limited a company incorporated in England and Wales (registered number 12696098) whose registered office is at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT (the “Company”);
(3)Ekaterina Malievskaia of ;
(4)George Jay Goldsmith of ;
(5)The parties listed in Part B and Part C of Schedule 1 (The Seed Investors and the A Investors);
(6)The parties listed in Part F of Schedule 1 (The Other Ordinary Shareholders);
(7)The parties listed in Part D of Schedule 1 (The B Investors); and
(8)The parties listed in Part E of Schedule 1 (The CLN Investors).
The parties listed in (2) and (3) are together the "Founders" (with any of the parties listed in (2) and (3) being a "Founder"). The parties listed in (1) through (8) together with any other Person who becomes a party to this shareholders’ agreement (the “Agreement”), collectively, the "Parties" and each a "Party".
RECITALS:
(A)CPHL is a private company limited by shares and was incorporated on 22 June 2017 under the laws of England and Wales. The Company is a private company limited by shares and was incorporated on 24 June 2020 under the laws of England and Wales.
(B)On 17 April 2020, CPHL, Ekaterina Malievskaia, George Jay Goldsmith, the Seed Investors, the A Investors, the Other Ordinary Shareholders and the B Investors entered into a shareholders’ agreement dated 17 April 2020 in relation to CPHL (the “April 2020 Shareholders’ Agreement”).
(C)On or around the date hereof, each shareholder of CPHL has exchanged each share in the capital of CPHL held by such shareholder for 1,161 shares in the capital of the Company of the same class of share as as such shareholder held in CPHL as part of a Holding Company Reorganisation (as defined herein). Further to such Holding Company Reorganisation, the Parties have agreed to enter into this amended and restated shareholders’ agreement to regulate the conduct of the Business and their relationship as shareholders in the Company. The Parties agree that the April 2020 Shareholders’ Agreement shall be amended and restated in the form set out herein.
(D)Immediately following execution of this Deed, the capital structure of the Company shall be as set out in Schedule 2.

IT IS AGREED:
1.DEFINITIONS AND INTERPRETATION
1.1In this Agreement:
"Acceptance Notice" has the meaning given in clause 10.3;
"Acquiror" has the meaning given in clause 10.1;
"Act" means the Companies Act 2006 (as amended and/or superseded from time to time);
“Acting in Concert” has the meaning given to it in The City Code on Takeovers and Mergers published by the Panel on Takeovers and Mergers (as amended and/or superseded from time to time);
"Adhering Shareholder" has the meaning given in clause 6.1;
“ADSs”, or “American Depositary Shares”, represent ownership interests in securities that are on deposit with the depositary which are represented by certificates that are commonly known as American Depositary Receipts, or “ADRs”;
"Affiliate" means, with respect to a person (other than MSRD) (the "First Person"):
(a) another person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the First Person;
(b) a pooled investment vehicle organised by the First Person (or an Affiliate thereof), the investments of which are directed by the First Person;
(c) a partner or an officer or employee of the First Person (or an Affiliate thereof);
(d) an investment fund organised by the First Person for the benefit of the First Person's (or its Affiliates') partners, officers or employees or their dependants; or
(e) a successor trustee or nominee for, or a successor by re-organisation of, a qualified trust; and
in respect of MSRD, means a person controlled by or who controls, directly or indirectly, and whether through one or more intermediaries, MSRD, and additionally shall include and encompass the following: (i) Otsuka America Pharmaceutical, Inc., (ii) Otsuka Pharmaceutical Development & Commercialization, Inc., and (iii) Otsuka Pharmaceutical Europe, Ltd;
"A Investors" means those persons listed in Part C of Schedule 1 (The A Investors) or any successor in title or transferee of any such person (each an "A Investor");
"Allocations Notice" has the meaning given in clause 7.5;
“Anti-Dilution Shares” has the meaning given to the term in the Articles;
“Approved Listing” means either (a) a Listing approved by the Board (acting with the consent of an Investor Majority); or (b) a Listing in connection with a fully underwritten public offering in which the gross aggregate proceeds received by the Company in respect of new Ordinary Shares or securities representing those Ordinary Shares (including, without limitation, depositary interests,

ADRs, ADSs and/or other instruments) issued at the time of the Listing is not less than USD $50,000,000 at an issue price per Ordinary Share, or security representing such Ordinary Share (as adjusted, if applicable, for any exchange ratio of securities representing Ordinary Shares to Ordinary Shares), of at least one (1) times the Subscription Price (being adjusted in case of any consolidation or subdivision of shares);
“April 2020 Shareholders’ Agreement” has the meaning given in Recital (B);
“Arrears” means in relation to any Share, all arrears of any dividend or other sums payable in respect of that Share, together with all interest and other amounts payable on that Share;
"ATAI" means ATAI Life Sciences AG (incorporated and registered in the Federal Republic of Germany) with registered number HRB 239201 and with registered office at Barer Str. 7, 803330, Munich, Germany;
“ATAI Controller(s)” has the meaning given in clause 12.3;
"ATAI Director" has the meaning given in clause 3.2(c);
"Articles" means the articles of association of the Company, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof and this Agreement;
"A Shares" means the A preference shares of £1.00 each in the capital of the Company, having the rights ascribed to them in the Articles;
“Asset Sale” means the disposal by the Group of all or substantially all of its undertaking and assets (where disposal may include, without limitation, the grant by the Company of an exclusive licence of material intellectual property (other than to another member of the Group));
“Auditors” means the auditors of the Company from time to time, or, if the Company has not appointed auditors, its accountants for the time being;
“B Investor Director” has the meaning given in clause 3.2(d);
“B Investor Director Majority” means the holders of at least 50 per cent. of the B Shares (excluding any B Shares held by MSRD) from time to time;
“B Investor Majority” means the holders of at least 50 per cent. of the B Shares from time to time;
“B Investors” means a person listed in Part D of Schedule 1 (The B Investors), the CLN Investors or any successor in title or transferee of any such person (each a “B Investor”);
"Board" means the board of Directors of the Company as constituted from time to time;
“B Shares” means the B preference shares of £1.00 each in the capital of the Company, having the rights ascribed to them in the Articles;
“Bonus Issue” has the meaning given to the term in the Articles;

"Business" means the provision of integrated, mental health care pathways and support for self-directed care by applying innovations in neuroscience, psychotherapy, psychopharmacology and digital platforms;
"Business Day" means a day, except a Saturday, Sunday or public holiday, on which banks are generally open for non-automated banking business in London;
"Business Plan" has the meaning given in clause 3.10(a)(iii);
"Cessation Date" means the date which is the earlier of when a Founder ceases to be or gives or receives notice of his/her removal, termination or resignation as:
(a)  a Director;
(b)  an employee; or
(c)  a consultant,
of a Group Company;
“CFC” means a “controlled foreign corporation” as defined in Section 957 of the Code and the Treasury Regulations thereunder;
“CFC Allocation” has the meaning given in clause 20;
"Chairman” has the meaning given in clause 3.2(a);
"Civil Partner" means in relation to a Shareholder, a civil partner (as defined in the Civil Partnerships Act 2004) of the Shareholder;
"CLN Investors" means the persons listed in Part E of Schedule 1;
“Code” means the United States Internal Revenue Code of 1986, as amended;
"Company Subsidiary" shall mean any direct or indirect Subsidiary of the Company, from time to time;
"Competing Business" means any business, enterprise, operation, activity or service that constitutes or relates to (including by being involved in the design, development, creation, launch, maintenance, operation, marketing, sale, licensing or support of): (i) the Business; and/or (ii) the provision of the products or services of the Business;
"Competitor" means a Person whose business is a Competing Business, save that, (i) in the case of MSRD, neither MSRD or its Affiliates (as defined above) shall be deemed to be a Competitor; and (ii) in the case of ATAI, neither ATAI or its Affiliates (as defined above) shall be deemed to be a Competitor;
"Completion" means 17 April 2020;
"Completion Date" means the date of Completion;
"Compulsory Transfer Shares" has the meaning given in clause 12.1(b);
"Compulsory Transfer Date" has the meaning given in clause 12.1(b);

"Confidential Information" has the meaning given in clause 19.1;
"Control" means with respect to a Person (other than an individual): (a) direct or indirect ownership of more than 50 per cent. of the Voting Securities of such Person; (b) the right to appoint, or cause the appointment of more than 50 per cent. of the members of the board of directors (or similar governing body) of such Person; and/or (c) the right to manage, or direct the management of, on a discretionary basis, the assets of such Person, and, for avoidance of doubt, a general partner is deemed to Control a limited partnership and, solely for the purposes of this Agreement, a fund advised or managed directly or indirectly by a Person shall also be deemed to be Controlled by such Person (and the terms "Controlling" and "Controlled" shall have meanings correlative to the foregoing);
“Controlled Entity” has the meaning given in clause 13.3(a);
"Controller" has the meaning given in clause 12.3(a)(i);
“Controlling Interest” means an interest in shares giving to the holder or holders control of the Company within the meaning of section 1124 of the Corporation Tax Act 2010;
"Conversion Notice" has the meaning given in clause 4.2(b);
"Convertible Loan Note Instrument" means the deed dated 28 August 2019 and executed by the Company;
"Deed of Adherence" means a deed of adherence in the form set out in Schedule 5 (Deed of Adherence);
“Deferred Shares” has the meaning given in the Articles;
"Directors" means the directors of the Company from time to time and "Director" means any of them;
"Drag-Along Notice" has the meaning given in clause 11.2;
“Drag-Along Option” has the meaning given in clause 11.1;
"Drag-Along Right" means the rights of the Majority Shareholders set out in clause 11;
"Drag Completion Date" has the meaning given in clause 11.5;
"Drag Documents" has the meaning given in clause 11.5;
"Drag Price" has the meaning given in clause 11.2(c);
"Dragged Shareholders" has the meaning given in clause 11.1;
"Eligible Shareholders" has the meaning given in clause 7.4(a);
"EM" means Ekaterina Malievskaia, one of the Founders;
"Employment Agreements" means the employment agreement in effect in respect of each of the Founders at Completion;

"Encumbrance" means any mortgage, charge, security interest, lien, pledge, assignment by way of security, equity claim, right of pre-emption, option, covenant, restriction, reservation, lease, trust, order, decree, judgment, title defect (including retention of title claim), conflicting claim of ownership or any other encumbrance of any nature whatsoever (whether or not perfected) other than liens arising by operation of law;
“Excess Shares” has the meaning given in clause 7.4(b);
"Exit Event" means
(a)an Asset Sale;
(b)a Merger; or
(c)a Share Sale,
save that a Holding Company Reorganisation shall not constitute an Exit Event.
“Expert Valuer” means an independent firm of Chartered Accountants as agreed between the Board and the Investor Majority, from time to time;
"Fair Market Value" means:
(a)for the purpose of clause 12, in relation to the Shares, the fair market value of such Shares as agreed between the relevant shareholder who is subject to the Unapproved Change of Control and the Company (with the exception that any director appointed by the leaving shareholder cannot participate in any Board vote on such matter); or
(b)for the purpose of clause 13, in relation to the Shares, the fair market value of such Shares as agreed between the relevant Founder who is selling his shares and the Investors (acting by an Investor Majority) or, in the event of a disagreement, the fair market value of such Shares as an Expert Valuer (acting as an expert, not as an arbitrator) determines as being in its opinion the fair market value of such Shares;
"Family Trust" means in relation to any individual member or deceased or former individual member, trusts (whether arising under a settlement, declaration of trust or other instrument made by any person or under a testamentary disposition or on an intestacy) under which no immediate beneficial interest in any of the shares in question is for the time being vested in any person other than the individual and/or Privileged Relations of that individual; and so that, for this purpose, a person shall be considered to be beneficially interested in a share if such share or the right to receive income in respect of such share is liable to be transferred or paid or applied or appointed to or for the benefit of such person or any voting or other rights attaching to such shares are exercisable by or as directed by such person pursuant to the terms of the relevant trusts, or in consequence of an exercise of a power or discretion conferred by the relevant trust on any person or persons;
"FCA" means the Financial Conduct Authority or its successor from time to time;
"Final Allocation" has the meaning given in clause 7.4(c);
"Final Entitlement" has the meaning given in clause 5.4;
"Founder Director" has the meaning given in clause 3.2(a);

“Founder Transfer” means the transfer by each Founder of Shares, in aggregate, totalling not more than 2,748,087 Ordinary Shares;
“Fractional Holders” has the meaning given in clause 4.4;
“Fully Diluted Share Capital” means the share capital of the Company on a fully diluted basis from time to time;
"GG" means George Jay Goldsmith, one of the Founders;
"Good Leaver" means a Founder who becomes a Leaver due to: his/her death (other than suicide, or causes of death related to alcohol or drug misuse) his/her permanent incapacity or illness (excluding incapacity which has been self-inflicted by the Founder with the deliberate aim of causing self-injury, or causes of incapacity related to alcohol or drug misuse); or where the Board (with Investor Majority approval) determines that such Founder shall be a Good Leaver;
"Group" means the Company and each and any of the Company Subsidiaries from time to time other than any Holding Company and "Group Company" shall mean any one of them;
“Holding Company” means the Company or any other holding company of CPHL or the Company newly incorporated in any jurisdiction (including, without limitation, in the United States of America under Delaware law) which has no previous trading history and has resulted from a Holding Company Reorganisation;
“Holding Company Reorganisation” means any transaction involving the issue of shares in the capital of a Holding Company to the Shareholders, the object or intent of which is to interpose the Holding Company as the sole owner of CPHL or the Company prior to a Listing such that immediately subsequent to such transaction:
(a)the number and class of shares comprised in the issued share capital of the Holding Company, the identity of the shareholders of the Holding Company, and the number and class of shares held by each such person is the same as or substantially similar to the issued share capital of CPHL or the Company (as relevant) and the identity of Shareholders and the number and class of Shares held by each such person immediately prior to such transaction (save for the fact that such shares are issued by a different company);
(b)the rights attaching to each class of share comprised in the Holding Company are the same as those rights attaching to the like class of share comprised in the share capital of CPHL or the Company (as relevant) immediately prior to such transaction (save for the fact that such shares are issued by a different company and/or in a different jurisdiction with attendant differences in company law); and
(c)the constitutional documents of the Holding Company are the same in effect as the articles of association of CPHL or the Company (as relevant) immediately prior to such transaction (save for the fact that they apply in respect of a different company, and as to matters and modifications to reflect that the Holding Company may be incorporated in a jurisdiction other than England and Wales);
"Independent Director" has the meaning given in clause 3.2(g);
"Indulgence" has the meaning given in clause 37;

"Initial Allocation" has the meaning given in clause 7.4(a)(iii);
"Initial Entitlement" has the meaning given in clause 5.2(d);
"Investors" means the B Investors, the A Investors and the Seed Investors;
"Insolvency Event" has the meaning given in clause 15.1;
"Insolvency or Exit Event Notice" has the meaning given in clause 15.3;
"Intellectual Property Rights" includes any patent, patent application, copyright, know-how, database right, registered and/or unregistered trade mark, trade mark application, trade name, service name, business name, domain name, social media identifier, mask work, trade secret, information and proprietary rights and processes, registered design, unregistered design right, utility model or other intellectual or industrial property right and including, for the avoidance of doubt, copyright in software and computer algorithms, applications and the right to make applications for any of the foregoing, extensions and renewals thereof and all rights of a similar nature, in each case, anywhere in the world;
"Investor Director" means each of the:
(a)  B Investor Director;
(b)  MSRD Director;
(c) Seed Investor Director; and
(d)  ATAI Director;
“Investor Director Consent Matter” means a matter listed in Part B of Schedule 3;
"Investor Majority" means Investors holding not less than 75 per cent. in number of the Shares held by the Investors;
"Investor Reserved Matter" means a matter listed in Part A of Schedule 3;
"Investor Shares" means the Preference Shares, the A Shares and the B Shares;
"Issue Price" means the nominal value of the Shares;
"Leaver" means a Founder who, prior to 17 August 2020, ceases to be: (i) a Director; and (ii) an employee of a Group Company (and does not otherwise continue as a director or employee of a Group member);
"Liquidation Preference" has the meaning given in the Articles;
"Listing" means the admission of (or in the case of admission to NASDAQ, the offering of the initial public offering of) all or any of the Shares, shares in a subsidiary of the Company, or, if applicable, any Parent or Holding Company, or securities representing those shares (including, without limitation, depositary interests, ADRs, ADSs and/or other instruments) on NASDAQ or on the Main Market of the London Stock Exchange or any other recognised investment exchange (as defined in section 285 of the Financial Services and Markets Act 2000 as amended and/or superseded from time to time);

"Listing Rules" means the rules made by the FCA pursuant to section 73A of the Financial Services and Markets Act 2000, as in force from time to time;
“Locked Shares” has the meaning given in clause 7.1(a);
“Lock-Up Restriction” has the meaning given in clause 9.2;
"Majority Selling Shareholders" has the meaning given in clause 11.1;
"Majority Shareholders" means the holders of not less than 75 per cent. of all Shares from time to time;
"Material Reason" has the meaning given in clause 3.2(f);
“Merger” means any merger or consolidation in which (i) the Company is a constituent party or (ii) a subsidiary of the Company is a constituent party and the Company issues its share capital pursuant to such merger or consolidation, but shall exclude any such merger or consolidation involving the Company or a subsidiary thereof in which the share capital of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for share capital of the Company that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the share capital of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation;
"MIP" means the share option plans adopted by the Company on 28 May 2019, including the EMI option plan, the non-EMI option plan, the unapproved option plan and any other option plans adopted by the Company from time to time;
“MIP Limit” has the meaning given in clause 16.2;
“MSRD” means McQuade Center for Strategic Research and Development LLC, a Delaware limited liability company and a wholly owned subsidiary of Otsuka America, Inc., and/or its successors and assigns;
“MSRD Director” has the meaning given in clause 3.2(e);
“NASDAQ” means the NASDAQ Stock Market of the NASDAQ OMX Group Inc.;
"New Issue" has the meaning given in clause 5.1;
“New Reorganisation Shareholder” has the meaning given in clause 8.3;
"New Securities" has the meaning given in clause 5.1;
"New Shareholder" has the meaning given in clause 11.9;
“Non-Independent Director Consent” has the meaning given in clause 3.2(g);
"Offer Period" has the meaning given in clause 5.2(b);
"Ordinary Shares" means the ordinary shares of £1.00 each in the capital of the Company, having the rights ascribed to them in the Articles or in the case of an Approved Listing or clause 10.4 and Schedule 6, ADSs;

"Parent" means a person that Controls, directly or indirectly, the Group from time to time and does not own other material assets or businesses that are not related to the business of the Group;
"Permitted Issue" means an allotment or issue (or obligation to allot or issue) of Shares or other Relevant Securities of the Company pursuant to:
(a)clause 4.2;
(b)clause 16;
(c)an Investor Majority consenting in writing to such allotment or issue (or obligation to allot or issue) being categorised as a Permitted Issue, provided that such allotment or issue is either (i) not to any Shareholder; or (ii) pursuant to an offer to all Shareholders on substantially the same terms;
(d)issued or granted in order for the Company to comply with its obligations under this Agreement, including, but not limited to, the Anti-Dilution Shares;
(e)a Holding Company Reorganisation; or
(f)shares and securities issued on a Listing;
"Permitted Transferee" means in relation to a holder of Shares who is an individual, any of his Privileged Relations, Trustees or Qualifying Companies and in relation to a holder of Shares which is a corporate entity, any of its Affiliates;
"Person" or "person" means any individual or any corporation, association, partnership (whether general or limited), limited liability company, joint venture, joint stock or other company, business trust, trust, organisation, governmental authority or other entity of any kind;
“PFIC” means a “passive foreign investment company” as defined in Section 1297 of the Code;
“Preference Amount” means a price per share equal to the amount paid up or credited as paid up (including premium) for such share together with any Arrears;
"Preference Shares" means the preference shares of £1.00 each in the capital of the Company having the rights ascribed to them in the Articles;
"Privileged Relation" means, in relation to a Shareholder who is an individual member, a spouse, Civil Partner, child or grandchild (including step or adopted or illegitimate children and their issue);
"Process Document" has the meaning given in clause 39.3;
"Proposed Buyer(s)" has the meaning given in clause 7.3(c)(iii) (Transfer Notice);
"Proposed Drag-Along Sale" has the meaning given in clause 11.1;
“Proposed Reorganisation” has the meaning given in clause 8.1;
"Proposed Sale" has the meaning given in clause 7.2;
"Proposed Tag-Along Transfer" has the meaning given in clause 10.1;

"Purchaser" has the meaning given in clause 11.1;
“QEF” has the meaning given in clause 20.1(c);
“QEF Election” has the meaning given in clause 20.1(c);
“Qualifying Companies” means a company in which a Shareholder or Trustee(s) holds the entire issued share capital and which that Shareholder or Trustee(s) exercises control (within the meaning of section 1124 of the Corporation Tax Act 2010) and (“Qualifying Company” shall mean any one of them);
“Registration Rights” means the registration rights set out in Schedule 6;
"Relevant Securities" means, in respect of any company, any share or other security (whether debt or equity), in the capital of such company from time to time, or any other security, agreement or instrument which contains or provides for any right to subscribe or exchange for, convert into or otherwise call for any issue of any share(s) or other securities in the capital of such company from time to time, but does not include Deferred Shares;
“Reorganisation Actions” has the meaning given in clause 8.1;
"Sale Agreement" has the meaning given in clause 11.2(f);
"Sale Date" has the meaning given in clause 7.5(b);
"Sale Period" has the meaning given in clause 7.4(a)(ii);
"Sale Price" has the meaning given in clause 7.3(c)(ii);
"Sale Shares" has the meaning given in clause 7.3(b);
“Scientific Advisory Board” means a number of scientific, clinical or policy experts from institutions independent of the Company;
"Seed Investors" means the persons listed in Part B of Schedule 1 or any transferee of any such person (each a "Seed Investor");
"Seed Investor Director" has the meaning given in clause 3.2(b);
"Seed Investor Majority" means the holders of not less than 50 per cent. of the Preference Shares from time to time;
"Selling Shareholder(s)" has the meaning given in clause 10.1;
"Shareholders" means the holders of Shares from time to time and "Shareholder" shall mean any of them;
"Shares" means the Ordinary Shares, the Preference Shares, the A Shares and the B Shares;
“Share Sale” means the sale of (or the grant of a right to acquire or to dispose of (regardless of whether such right or obligation is contingent and/or optional)) any of the shares in the capital of the Company (in one transaction or as a series of transactions) which will (or will result upon exercise of such right) result in the purchaser of those shares (or grantee of that right) and persons Acting in Concert with him together acquiring Control of the Company, save that a Holding Company Reorganisation will not be a Share Sale;
"Subsidiary Board" means the board of directors or other comparable governing body of each Company Subsidiary;
“Subscription Agreement” means the subscription agreement entered into between the B Investors and the Company on 17 April 2020;
“Subscription Price” means $1.42463394 per B Share;
"Tag-Along Notice" has the meaning given in clause 10.1;
"Tagged Shareholders" has the meaning given in clause 10.1;
"Tax Authority" means a taxing or other governmental (local or central) state or municipal authority (whether within or outside the United Kingdom) competent to impose a liability for or collect tax;
"Terms of Issue" has the meaning given in clause 5.2(a);
"Total Number" has the meaning given in clause 5.2(c);
"Transfer Notice" has the meaning given in clause 7.3(a);
"Trustee" means in relation to a Shareholder, the trustee or trustees of a Family Trust;
"Unallocated Shares" has the meaning given in clause 7.6(a);
“Unanimous Investor Director Consent Matter” means a matter listed in Part C of Schedule 3;
"Unapproved Change of Control" has the meaning given in clause 12.3(a) and clause 12.3(b);
“U.S. Shareholder” has the meaning given in clause 20;
"Voting Securities" shall mean shares or equivalent ownership interests entitled (without regard to the occurrence of certain circumstances) to vote in the election of directors, managers, trustees or other members of the applicable governing body thereof and which, for the avoidance of doubt, shall exclude any partly paid Share;
"WildeCo" means WildeCo UG or any successor or other entity 100 per cent. owned or controlled by Lars Wilde, or, at the sole discretion of Lars Wilde, Lars Wilde himself;
“WildeCo Transfer” means the transfer by EM or GG at any time (either by one transfer or a series of transfers) of the legal and/or beneficial ownership attributable to 11,776 (in aggregate) of their Shares to WildeCo; and
"Wholly Owned Group Company" means a Group Company which is, directly or indirectly, wholly owned (legally and beneficially) by the Company.
1.2In this Agreement:
(a)a clause, paragraph or Schedule is, unless stated otherwise, a reference to a clause or paragraph of, or Schedule to, this Agreement;

(b)a reference to a paragraph in a Schedule is, unless otherwise stated, a reference to a paragraph in that Schedule or, where that Schedule is split into parts, a reference to a paragraph in that part of that Schedule;
(c)save and to the extent that it would establish (or increase) the liability of the Investors or the Company hereunder, a statutory provision includes a reference to the statutory provision as modified or re-enacted or both from time to time before the date of this Agreement and any subordinate legislation made under the statutory provision (as so modified or re-enacted) before the date of this Agreement;
(d)a "person" includes a reference to any individual, firm, company, corporation or other body corporate, government, state or agency of a state or any joint venture, association or partnership, works council or employee representative body (whether or not having separate legal personality);
(e)whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation";
(f)a person includes a reference to that person's legal personal representatives, successors and permitted assigns;
(g)a "party" includes a reference to that party's successors and permitted assigns;
(h)the meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning;
(i)a reference to a particular time of day is, unless specified otherwise, a reference to that time in London;
(j)a reference to an action that is to take place on a particular day means, unless a time is specified, that that action can take place at any time on or before 11.59 pm time on that day;
(k)the expression "connected" with reference to a person or group of persons has the meaning given to it in sections 1122 and 1123 of the Corporation Tax Act 2010 ("CTA 2010") (except that in construing sections 1122 and 1123 "control" has the meaning given by section 1124 or section 450 of the CTA 2010 so that there is control whenever section 1124 or 450 requires) which shall apply in relation to this Agreement as it applies in relation to the CTA 2010;
(l)a company is a "Subsidiary" of another company, if that other company:
(i)holds a majority of the voting rights in it; or
(ii)is a member of it and has the right to appoint or remove a majority of its board of directors; or
(iii)is a member of it and controls alone, pursuant to an agreement with other shareholders or members, a majority of the voting rights in it; or
(iv)is a Subsidiary of a company which is itself a Subsidiary of that other company;

(m)a document in the "agreed form" is a reference to a document in a form approved by or on behalf of each party on or before Completion;
(n)reference to this Agreement include this Agreement as validly amended or varied in accordance with its terms;
(o)a reference to "including" means that the words following it are illustrative and not exhaustive;
(p)unless otherwise expressly provided, an obligation on a Shareholder to “procure” means exercising such party’s voting rights and using any and all other powers vested in such party from time to time, including as a shareholder of the Company;
(q)a reference to a "month" means a calendar month; and
(r)reference in this Agreement to any rights which exist, or voting thresholds which must be passed, that make reference to any specified holding or number of Shares shall exclude for the purposes of calculating such holding or number any partly paid Shares (and votes attaching to such partly paid Shares).
2.FOLLOW ON
2.1No later than the date that is five (5) months after the date of Completion (unless the Company agrees to extend such date), the Company may allot and issue additional B Shares at the Subscription Price to one or more additional investors that have been approved by the Company, provided that:
(a)any such additional investor(s) execute a Deed of Adherence prior to such allotment and issue;
(b)any such additional investor(s) execute a subscription agreement in a form reasonably acceptable to the Company and the additional investor(s) (provided that such subscription agreement shall not afford such additional investor(s) more favourable terms thereunder than those afforded to the B Investors under the Subscription Agreement) and transfers the relevant subscription amount for such shares to the bank account specified by the Company; and
(c)the total amount raised by the Group from the issue of B Shares shall not be more than US$80,000,616 (including the GBP£15,000,000 raised by CPHL pursuant to the Convertible Loan Note Instrument, which as at the Completion Date was equivalent to US$18,382,500 based on the USD:GBP exchange rate of 0.81599 as published by the Bank of England on 6 April 2020).
2.2Further to the provisions of clause 2.1 above, the Company agrees that it shall not (i) issue any additional B Shares after Completion to any publicly listed pharmaceutical or publicly listed biopharmaceutical company, organization, or entity, or their respective Affiliates (as “Affiliates” is defined for all parties hereto except MSRD) that develops or markets products within the central nervous system or neurological therapeutics areas (individually and collectively, “Post-Closing Investor”), or (ii) issue any additional B Shares after Completion to any officers, directors, employees or independent contractors of a Post-Closing Investor, without MSRD’s prior written consent.

3.GOVERNANCE
3.1Number of Directors
(a)The number of Directors shall be not less than two (2) and no more than nine (9). Board meetings shall be held at intervals of not more than sixteen (16) weeks and at least four (4) Board meetings will be held in each calendar year.
(b)The members of the Board to be appointed to within two (2) months of the date of this Agreement shall be:
(i)EM (Founder Director);
(ii)GG (Founder Director);
(iii)Florian Brand (ATAI Director);
(iv)Jason Camm (Seed Investor Director);
(v)Annalisa Jenkins (Independent Director);
(vi)David Norton (Independent Director);
(vii)Thomas Lonngren (Independent Director); and
(viii)Robert McQuade (MSRD Director).
3.2Composition of the Board and Subsidiary Boards
(a)So long as a Founder is not a Leaver, the Founders shall each have a right to appoint and maintain (and to remove any director so appointed and to appoint another director in their place) one (1) Director to the Board (each a "Founder Director"), one of whom shall be appointed (at the collective direction of the Founders) as chairman of the Board (the "Chairman"). The first such Chairman will be GG. In the event that the number of votes for and against a proposal to be determined by the Board are equal, the Chairman shall not have a casting vote. The Investor Majority shall be entitled to object to the identity of a Founder Director by notice in writing to the Founders provided they have a Material Reason to do so, in which case such person will not be appointed to the Board and the Founders shall be entitled to appoint a replacement Founder Director in accordance with clause 3.2(j) below.
(b)The Seed Investors, for as long as they collectively directly hold an interest in the issued share capital of the Company, shall be entitled (by decision of a Seed Investor Majority from time to time) to appoint one (1) Director to the Board (and to remove any director so appointed and to appoint another director in their place) (a "Seed Investor Director"). The Founders (acting jointly or not at all) shall be entitled to object to the identity of a Seed Investor Director by notice in writing to the Seed Investor Majority provided they have a Material Reason to do so, in which case such person will not be appointed to the Board and a Seed Investor Majority shall be entitled to appoint a replacement Seed Investor Director in accordance with clause 3.2(j) below.
(c)In addition to (and not in substitution for) the right of the Seed Investors to appoint a Seed Investor Director, ATAI, for as long as it directly holds an interest in the issued share capital of the Company, shall be entitled to appoint one (1) Director to the Board (and to remove any director so appointed and to appoint another director in their place) (an "ATAI Director"). The Founders (acting jointly or not at all) shall be entitled to object to the identity of an ATAI Director by notice in writing to ATAI provided they have a Material Reason to do so, in which case such person will not be appointed to the Board and ATAI shall be entitled to appoint a replacement ATAI Director in accordance with clause 3.2(j) below.
(d)The B Investors, for so long as they collectively directly hold an interest in the issued share capital of the Company, shall be entitled (by decision of a B Investor Director Majority from time to time) to appoint one (1) Director to the Board (and to remove any director so appointed and to appoint another director in their place) (a “B Investor Director”). The Founders (acting jointly or not at all) shall be entitled to object to the identity of the B Investor Director by notice in writing to the B Investor Majority provided that they have a Material Reason to do so, in which case such person will not be appointed to the Board and the B Investor Director Majority shall be entitled to appoint a replacement B Investor Director in accordance in clause 3.2(j) below. Notwithstanding the foregoing, all parties hereto expressly acknowledge and agree that: (i) MSRD shall have a consultation right regarding the identity and election of the B Investor Director, and (ii) such B Investor Director shall not be an active director, officer, or employee, whether on a fulltime employee basis or independent contractor basis, of a publicly listed pharmaceutical or publicly listed biopharmaceutical company, organization, or entity, or their respective Affiliates (as “Affiliates” is defined for all parties hereto except MSRD) that develops or markets products within the central nervous system or neurological therapeutic areas.
(e)In addition to (and not in substitution for) the right of the B Investors to appoint a B Investor Director, MSRD, for so long as it directly holds an interest in the issued share capital of the Company, shall be entitled to appoint one (1) Director to the Board (and to remove any director so appointed and to appoint another director in their place) (the “MSRD Director”). The Founders (acting jointly or not at all) shall be entitled to object to the identity of an MSRD Director by notice in writing to MSRD provided they have a Material Reason to do so, in which case such person shall not be appointed to the Board and MSRD shall be entitled to appoint a replacement MSRD Director in accordance with clause 3.2(j) below.
(f)For the purpose of clauses 3.2(b), (c) and (d), a "Material Reason" means: (A) the identity of the proposed Director being likely to prevent the Group from obtaining any regulatory approvals; or (B) the proposed Director is engaged by or interested in any Competitor.
(g)The Board shall at any time have up to three independent Directors appointed (each an “Independent Director”). The first such Independent Directors shall be: (i) Annalisa Jenkins; (ii) David Norton; and (iii) Thomas Lonngren. The Founders shall jointly be entitled to nominate candidates for the appointment to, and removal from, the position of Independent Director to the Board and such appointment or removal of any person so nominated shall require the consent of at least four of the six following Directors (each to the extent appointed from time to time): each Founder Director; the Seed Investor Director; the ATAI Director; the B Investor Director and the MSRD Director (such consent being a “Non-Independent Director Consent”). A Founder shall be required to nominate an Independent Director for removal upon the request of three (3) Investor Directors, following which a Non-Independent Director Consent shall be required to effect such removal.
(h)At the reasonable determination of the Independent Directors, having consulted with the rest of the Board, any of the Investor Directors, as so determined by the Independent Directors, shall be required to recuse themselves from any meeting of the Board or Board committee (or any part thereof) that concerns business development in regard to which the Independent Directors determine the relevant Investor Director has or may have a conflict of interest.
(i)If the Company has any Subsidiaries, the provisions of this clause 3 shall apply mutatis mutandis to each Subsidiary Board.
(j)Any Director of the Board or a Subsidiary Board may be removed (with or without cause) from time to time and at any time by notice in writing to the Company from the Shareholder(s) which proposed such Director for appointment and any resulting vacancy on the Board or on a Subsidiary Board may be filled at the election of the relevant Shareholder(s), subject always to clause 3.2(a) above.
(k)Each Shareholder shall take all action in its power and authority as Shareholder and, if applicable, vote its Shares and instruct its designees on the boards of each Group Company, and on any committees thereof, to exercise their voting rights on each such body so as to effectuate the appointments, removals and reappointments of each Director contemplated in this clause 3.1, and the Company shall also give effect to such appointments, removals and reappointments (in relation to any Subsidiary).
(l)A Shareholder whose nominated Director has been removed shall fully indemnify and hold harmless each Shareholder and the Company for any liability arising from the removal and, without prejudice to the foregoing, such Shareholder shall use all reasonable endeavours to ensure that such removed Director signs a document releasing the Company and its Group from any claims that the Director may have against any of them.
(m)Notwithstanding any provision of this Agreement, no person shall be permitted to be appointed to the Board, or retain his position as on the Board if already appointed, if such person has:
(i)been convicted of fraud or gross misconduct by a body or a court of competent authority;
(ii)been convicted of a criminal offence (except any road traffic offence not punished by a custodial sentence);
(iii)been disqualified from being a company director;
(iv)given, or offered to give, a disqualification undertaking under section 1A of the Company Directors Disqualification Act 1986;
(v)in the case of a Founder, it is finally judicially determined that such Founder has breached his/her restrictive covenants as set out in Schedule 4, Part 2, paragraphs 2 and 3 or in their respective Employment Agreements; or

(vi)in the case of a Director other than an Investor Director or a Founder Director, if a majority of his co-Directors (including the consent of an Investor Majority) serve notice on him in writing, removing him from office.
3.3Committees of the Board
(a)The Board, with the consent of an Investor Majority, may establish committees of the Board from time to time.
(b)With the exception of the committees set out in clauses 3.3(c) and 3.3(d) below, any committee of the Board shall be made up of up to three (3) directors of which one (1) shall be a Founder Director, one (1) shall be an Investor Director and one (1) shall be an Independent Director, unless otherwise agreed by the Board with the consent of an Investor Majority. Notwithstanding the foregoing, no Founder Director shall be a member of the audit and risk committee, as constituted from time to time.
(c)As soon as practicable following the date of this Agreement, the Company shall constitute the following committees of the Board:
(i)an audit and risk committee. Annalisa Jenkins, David Norton and Robert McQuade shall be the initial members of the audit and risk committee and Annalisa Jenkins shall be the chair of such committee; and
(ii)a remuneration and leadership development committee. David Norton, Annalisa Jenkins and Florian Brand shall be the initial members of the remuneration and leadership development committee and David Norton shall be chair of such committee.
(d)If the Board establishes a nominations and governance committee following the date of this Agreement, the parties acknowledge and agree that: (i) GG; and (ii) one of either the Seed Investor Director or the ATAI Director, shall be members of such committee.
(e)The Company agrees that within two (2) months following the date of this Agreement it shall have adopted appropriate terms of reference in respect of all committees of the Board then constituted.
3.4Quorum and Acts of the Board
(a)Subject to the Articles and the other provisions of this Agreement, the Board shall have full and complete discretion to manage and control the Company, to make all decisions affecting the business and affairs of the Company and to take all such actions as it deems necessary or appropriate to accomplish the purposes of the Company.
(b)At all duly called meetings of the Board, a quorum shall consist of at least three (3) Directors, of whom two (2) must be Founder Directors and one (1) an Investor Director.
(c)In a situation where a meeting of the Board is inquorate due to the non-attendance of two (2) Founder Directors and one (1) Investor Director, such meeting (with the same agenda) shall be reconvened at the same time and place not earlier than 5 Business Days later, and at such reconvened meeting (provided no changes are made to the agenda), any two Directors shall constitute a quorum, for the transaction of business.

3.5Electronic communications
This Agreement shall not restrict Directors from participating in any meeting of the Board or a Subsidiary Board (or any committee thereof) by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear and speak to each other and such participation in a meeting shall constitute presence in person at the meeting.
3.6Compensation of Directors
Each Director shall be reimbursed by the relevant Group Company for all reasonable out-of-pocket expenses (including all reasonable travel and accommodation expenses) which the directors properly incur in connection with their attendance at: (a) meetings of the Board; (b) general meetings; and (c) separate meetings of the holders of any class of shares or of debentures of the Company, or otherwise in connection with the exercise of their powers and the discharge of their responsibilities in relation to the Company, in each case in accordance with: (i) if applicable, the terms of their appointment letter, Employment Agreements or similar with the relevant Group Company; and (ii) the Group's expenses policy, from time to time incurred by them in connection with their service on the Board or on each Subsidiary Board, as applicable, or any committee thereof. Each Director (other than a Founder Director whose annual compensation shall be specified in their respective Employment Agreements (if any)) shall be entitled to reasonable annual compensation as may be determined by the Board or the relevant Subsidiary Board, as applicable, or a committee thereof, payable quarterly in arrears provided that any Seed Investor Director, B Investor Director, MSRD Director and/or ATAI Director shall not be entitled to any annual compensation without the consent of the Founders.
3.7Scientific Advisory Board
3.8The parties hereby acknowledge and agree that the Company shall maintain the existence of the Scientific Advisory Board and that: (i) the continued existence of the Scientific Advisory Board; and (ii) the future appointment of individuals to the Scientific Advisory Board, shall be at the sole discretion of the Founders.
3.9Each member of the Scientific Advisory Board shall be reimbursed by the relevant Group Company for all reasonable out-of-pocket expenses (including all reasonable travel and accommodation expenses) in accordance with: (i) if applicable, the terms of their appointment letter, Employment Agreements or similar with the relevant Group Company; and (ii) the Group's expenses policy, from time to time incurred by them in connection with their service on the Scientific Advisory Board.
3.10Information and inspection rights
(a)The Company will:
(i)use reasonable endeavours to deliver to each Investor audited annual financial statements within one hundred and twenty (120) days of the end of each financial year;
(ii)deliver to each Investor unaudited monthly financial statements (such statements to be prepared in accordance with UK GAAP) within thirty (30) days of the end of each month;

(iii)deliver to each Investor bi-annual business plans including a comprehensive operating budget forecasting the Company's/Group's revenues, expenses, and cash position on a month-to-month basis for the upcoming six months (commencing 1 January and 1 July respectively) (a "Business Plan"), to be delivered not later than 30 November and 31 May (respectively);
(iv)deliver to each Investor quarterly summaries of achievements by the Group within thirty (30) days of the end of each quarter;
(v)deliver to each Investor at the cost of the relevant investor (where additional third party costs would be incurred in meeting such request) any information or documentation relating to any Group Company as is required in connection with any US tax return or filing which any such Investor or any of its Affiliates are required to make;
(vi)deliver to each Investor such other information concerning the business and affairs of the Group as an Investor may, from time to time, reasonably request;
(vii)deliver to each Investor, on a quarterly basis, an at the cost of the relevant Investor (where additional third party costs would be incurred in meeting such request) the Company’s or the Group’s 409A valuation report pursuant to Section 409A of the Code, as amended, or any UK equivalent; and
(viii)once filed, deliver to each Investor the Company’s or the Group’s annual tax returns.
(b)Each Investor (acting through any of its employees and/or professional advisers) shall have the right (exercisable on not less than five (5) Business Days' written notice to the Company) during normal business hours on any Business Day to:
(i)inspect all books and records of any Group Company, including but not limited to all reporting systems, collation systems and other management, financial, banking, and informational systems, practices and procedures financial or management information relating to the Group; and
(ii)to attend and inspect any premises owned or occupied by the Group and to meet with, and to have full explanations of matters concerning the Group from, the Founders and other senior managers (from time to time) of the Group.
(c)Each Director appointed by a Shareholder shall be entitled to disclose to their appointing Shareholder (which, in the case of the B Investor Director and the Seed Investor Director, shall be the B shareholders and the Seed Investors (respectively), and, in the case of the MSRD Director, to MSRD or any of its Affiliates) such information concerning the Group as that Director from time to time thinks fit (subject always to that Director’s fiduciary duties and applicable laws).
3.11If any party to this Agreement requires that another party deliver any information within its possession or under its control and such information is reasonably requested by the requesting party to satisfy any anti-money laundering or know your client obligations imposed on the requesting party, such party of whom the information is requested shall promptly provide the information requested to the extent reasonable to provide.
4.RIGHTS OF INVESTOR SHARES
4.1Investor Shares
Subject to clause 5.1, the Investor Shares shall be entitled to the rights and privileges as set forth in this Agreement and the Articles, including but not limited to, the right to receive a Liquidation Preference.
4.2Conversion
(a)Each holder of Investor Shares may at any time convert all, or any part of, its holding of Investor Shares into a number of Ordinary Shares on a 1:1 basis, being adjusted in case of any consolidation or subdivision of Shares.
(b)Such right of conversion may be effected by notice (a "Conversion Notice") in writing given to the Company signed by the holder of the relevant Investor Shares.
(c)Subject to clause 4.2(e) below, conversion of Investor Shares that are the subject of a Conversion Notice shall take effect upon receipt by the Company of such notice (or, if later, upon satisfaction of any further conditions so specified in such Conversion Notice) and no further director or Shareholder act or authorisation shall be required to effect such conversion.
(d)The conversion set forth in this clause 4.2 shall be executed in such manner as required to comply with applicable laws.
(e)Without prejudice to the rights set out clauses 4.2(a) to (d) above, upon an Insolvency or Exit Event Notice in accordance with clause 15.3 and/or upon any holder of Investor Shares becoming aware of any potential Insolvency Event or Exit Event, each holder of Investor Shares shall be entitled to issue a Conversion Notice which is stated as being conditional upon an Insolvency Event or Exit Event occurring, in which case:
(i)such conversion shall be deemed to occur immediately prior to the Insolvency Event or the Exit Event; and
(ii)if the Insolvency Event or Exit Event does not occur within the time period stated in the Conversion Notice, such Conversion Notice shall be deemed revoked and the provisions of this clause 4.2 shall apply again in relation to the rights of the holders of Investor Shares to serve another Conversion Notice in relation to such Investor Shares.
4.3Mandatory Conversion
(a)All of the Investor Shares shall automatically convert into a number of Ordinary Shares on a 1:1 basis, being adjusted in case of any consolidation or sub-division of Shares immediately on the occurrence of (i) an Approved Listing; or (ii) the written consent of the holders of at least three-quarters (75 per cent.) of the B Shares.
(b)Where conversion is mandatory on the occurrence of an Approved Listing, that conversion will be effective only immediately prior to and conditional upon such Approved

Listing taking place. If the Approved Listing does not become effective or does not take place, such conversion shall be deemed not to have occurred.
4.4Fractional Entitlements
If any holder of Investor Shares becomes entitled to fractions of an Ordinary Share as a result of conversion in accordance with clause 4.2 or 4.3 (“Fractional Holders”), the Directors may (in their absolute discretion) deal with these fractions as they think fit on behalf of the Fractional Holders. In particular, the Directors may aggregate and sell the fractions to a person for the best price reasonably obtainable and distribute the net proceeds of sale in due proportions among the Fractional Holders or may ignore fractions or accrue the benefit of such fractions to the Company rather than the Fractional Holder. For the purposes of completing any such sale of fractions, the chairman of the Company, or failing him, the secretary will be deemed to have been appointed the Fractional Holder’s agent for the purposes of the sale.
5.PRE-EMPTION RIGHTS ON ISSUE
5.1Unless otherwise agreed by special resolution, no member of the Group shall allot or issue (or agree to allot or issue) (a "New Issue") any Relevant Securities (other than by way of Permitted Issue) ("New Securities") unless the Company has first offered each Shareholder the right to subscribe on the same terms (including, without limitation, as to price) as are proposed to be offered pursuant to such New Issue in accordance with the provisions of this clause 5.
5.2An offer made by the Company pursuant to the provisions of this clause 5 shall be in writing and shall include details of:
(a)the terms of the New Issue (the "Terms of Issue");
(b)the period during which the offer may be accepted (which shall be not less than 15 Business Days, and not more than 30 Business Days, as from the date of the offer) (the "Offer Period");
(c)the maximum number of New Securities as may be comprised in the New Issue (the "Total Number"); and
(d)the number of such New Securities as may be initially allocated to each person to which the offer is so made (an "Initial Entitlement") on a pro rata basis by reference to the number of Shares held by that Shareholder as a proportion of the total number of Shares held by all Shareholders.
5.3A Shareholder may accept an offer so made to it pursuant to this clause 5 by written notice to the Company, which notice shall state the maximum number of New Securities it desires to so subscribe (which may not exceed the Initial Entitlement).
5.4At the end of the Offer Period (or, earlier, upon all Shareholders having accepted (or waived their rights under) such offer) the Company shall determine the final allocation of New Securities to each Shareholder (a "Final Entitlement") as follows:
(a)each Shareholder shall be allocated a number of New Securities in respect of which it has accepted the offer up to its Initial Entitlement;
(b)any allocation of any fraction of any New Security may, at the option of the Board, be disregarded; and

(c)in no event shall the Final Entitlement of a Shareholder exceed the maximum number of New Securities which such person desires to subscribe as stated in its acceptance of the offer or the Initial Entitlement, and, thereafter, the Company shall give written notice to each Shareholder confirming its Final Entitlement whereupon such person shall be bound to subscribe such New Securities pursuant to the Terms of Issue.
5.5To the extent the Total Number of the New Securities exceeds the aggregate of the Final Entitlements of all Shareholders, then the Company shall be free to allot and/or issue (and/or agree to allot and/or issue) such excess New Securities on the Terms of Issue to such persons as the Board shall determine (provided that such allotment and/or issue is made, or an agreement to so allot and/or issue is entered into, during the period of 75 days following the date on which the Final Entitlements are notified to each Shareholder by the Company pursuant to clause 5.4 above).
5.6The provisions of clauses 5.1 to 5.5 shall not apply to any shares issued pursuant to a Holding Company Reorganisation or any shares or securities issued on a Listing.
6.DEED OF ADHERENCE
6.1None of the Shareholders shall effect any transfer, mortgage, charge or otherwise dispose of the whole or any part of his interest in, or grant any option or other rights over, any Shares nor shall the Company issue any shares or equity securities (as defined in section 560 of the Act), to any person who is not a party to this Agreement, in each case, without first obtaining from the transferee or subscriber (the "Adhering Shareholder") a Deed of Adherence.
6.2The Deed of Adherence shall be in favour of the Company, the Shareholders and any other parties to this Agreement and shall be delivered to the Company at its registered office and to the Shareholders. The parties agree to procure that the Company shall not: (i) issue any Shares or other Relevant Securities of the Company to any person; and/or (ii) register the transfer of any Shares to any person, unless that person is already a party to this Agreement or has executed and delivered a Deed of Adherence as the case may be.
6.3The Adhering Shareholder shall provide any information within its possession or under its control which the Company, acting reasonably, may request. On a reasonable basis, the Company may refuse to: (i) issue any Shares or other equity securities to the Adhering Shareholder; and/or (ii) register the transfer of any Shares to the Adhering Shareholder if such requested information is not provided to the Company.
7.SHARE TRANSFERS
7.1Restrictions on Transfer
(a)Subject to clause 8.1(b) but notwithstanding any other provision of this Agreement, neither GG nor any B Investor may transfer all or any of their Shares (or any interest derived therefrom, including any rights to any dividend on such Shares) (the “Locked Shares”), for a period starting on the Completion Date and ending on the day following the first anniversary of the Completion Date (the "Lock-in Period").
(b)During the Lock-in Period, no transfer of any Locked Shares or any interest in Locked Shares may be made except pursuant to this Agreement. In particular, neither GG nor the

B Investors may: (i) transfer any Locked Shares; (ii) transfer any interests in Locked Shares; or (iii) create any Encumbrance over any Locked Shares, other than:
(i)to a Permitted Transferee;
(ii)with the written consent of all of the other Shareholders;
(iii)to any other Shareholder;
(iv)on or any time after an Approved Listing;
(v)in accordance with the provisions of clause 11 (the “Tag Along Right”) or to effect a sale of the entire issued share capital of the Company pursuant to clause 11; or
(vi)in the case of GG, pursuant to a WildeCo Transfer or a Founder Transfer.
(c)Notwithstanding anything to the contrary in this Agreement, no transfer or pledge of any Shares or any interest in Shares may be made to a Competitor (except with the consent of the Board).
(d)In case any Permitted Transferee of a Shareholder ceases to be either a Permitted Transferee or in the case of shares held by MSRD, an Affiliate of MSRD at any time, any Shares held by such person must be promptly returned to the relevant Shareholder within ten (10) Business Days of such cessation. In case of any failure to do so, the provisions of clause 12 (Change of Control) shall apply mutatis mutandis in relation to the obligation of such Permitted Transferee to transfer such Shares to the Company or as directed by the Company, save that for such purpose the Company shall act upon direction of the Investor Majority.
7.2Share Transfers
The provisions of clauses 7.3 to 7.6 shall apply in respect of a proposed transfer of Shares (a "Proposed Sale") by any Shareholder, who wishes to transfer any Share(s) (other than in relation to a WildeCo Transfer, a Founder Transfer or otherwise to a Permitted Transferee) (the "Seller").
7.3Transfer Notices
(a)The Seller shall first give a transfer notice to the Company (a "Transfer Notice").
(b)A Transfer Notice shall appoint the Company as the Seller's agent for the sale of the Shares specified therein (the "Sale Shares").
(c)A Transfer Notice shall specify:
(i)the number and class of Sale Shares;
(ii)a cash price per Share at which the Sale Shares are offered for sale (the "Sale Price"); and
(iii)the name of the person(s) (the "Proposed Buyer(s)") (if any) to whom the Seller wishes to sell the Sale Shares to (if any).
(d)A Transfer Notice may not be conditional.

(e)A Transfer Notice shall be irrevocable except with the consent of the Board (with approval of an Investor Majority) and a Seller may not transfer any Sale Shares which are the subject of a Transfer Notice other than as permitted by this clause 7.
7.4Offer of Sale Shares
(a)The Company shall promptly and in any event, within 5 Business Days after the date of service of a Transfer Notice, send to each Shareholder (other than the Seller and any other person(s) then offering Shares pursuant to any further Transfer Notice(s) (or any associate or Affiliate of any of the foregoing)) (together the "Eligible Shareholders") written notice offering the Sale Shares for sale and providing details of:
(i)the matters specified in the Transfer Notice;
(ii)the period during which the offer of Sale Shares may be accepted (which shall be a period of 15 Business Days as from the date of the notice so given by the Company) (the "Sale Period"); and
(iii)the number of Sale Shares as may be initially allocated for purchase by such Eligible Shareholder (an "Initial Allocation") on a pro rata basis by reference to the number of Shares held by that Eligible Shareholder as a proportion of the total number of Shares held by all Eligible Shareholders.
(b)During the Sale Period an Eligible Shareholder may by written notice to the Company accept the offer so made to it, in which event its acceptance notice shall state the maximum number of Sale Shares the Eligible Shareholder desires to so purchase (which may not exceed the total number of Sale Shares). The number of Sale Shares an Eligible Shareholder so desires to purchase in excess of its Initial Allocation are referred to as "Excess Shares".
(c)Within 5 Business Days after the end of the Sale Period (or, if earlier, upon all Eligible Shareholders having accepted (or waived their rights under) such offer) the Company shall determine the final allocation of Sale Shares to each Eligible Shareholder (a "Final Allocation") as follows:
(i)each Eligible Shareholder shall be allocated a number of Sale Shares in respect of which it has accepted the offer up to its Initial Allocation;
(ii)to the extent an Eligible Shareholder has not accepted the offer in respect of the whole of its Initial Allocation then the unallocated balance of its Initial Allocation shall be re-allocated as between such other Eligible Shareholders who desire to purchase Excess Shares. Such unallocated Sale Shares shall be allocated between such other Eligible Shareholders on a pro rata basis by reference to the number of Shares held by each such Eligible Shareholder (subject always to (iv) below). Unallocated Sale Shares shall continue to be allocated amongst Eligible Shareholders mutatis mutandis in accordance with the foregoing provisions of this sub-clause 7.4(c) until all Sale Shares are so allocated (or, if earlier, until no Eligible Shareholder desires to purchase any further Sale Shares (as stated in its acceptance of the offer));

(iii)any allocation of any fraction of any Sale Share may, at the option of the Board, be disregarded or allocated by lot as between Eligible Shareholders desiring to purchase such Sale Share; and
(iv)in no event shall the Final Allocation of an Eligible Shareholder exceed the maximum number of Sale Shares which such person desires to purchase as stated in its acceptance of the offer.
7.5Sale to Eligible Purchasers
(a)Promptly and in any event within 5 Business Days after the date on which the Final Allocations are determined, the Company shall give written notice (an "Allocations Notice") to each Eligible Shareholder and the Seller setting out details of the Final Allocations.
(b)Save where all Final Allocations are nil, the Allocations Notice shall specify a date (the "Sale Date") (being no sooner than 10 Business Days, and no later than 15 Business Days, from the date of such notice) on which it is proposed that the sale and purchase of Sale Shares in accordance with the Allocations Notice shall occur.
(c)On the Sale Date, each Eligible Shareholder shall purchase, and the Seller shall sell with full title guarantee free from all encumbrances and third party interests, the Sale Shares the subject of such Eligible Shareholder's Final Allocation at the Sale Price per Sale Share and:
(i)the Seller shall deliver a duly executed instrument of transfer in respect of such Sale Shares to the Eligible Shareholder (or to the Company to be received on trust for such Eligible Shareholder) together with the share certificate in respect thereof (or an indemnity in a form approved by the Board in respect of any lost or destroyed certificate); and
(ii)such Eligible Shareholder shall pay to the Seller (or to the Company to be received on trust for the Seller) the aggregate price payable at the Sale Price in respect of the Sale Shares to be so purchased by the Eligible Shareholder.
(d)If the Seller defaults in complying with its obligations under clauses 7.3, 7.4 and this clause 7.5, then any Director shall be entitled to execute, or to authorise and instruct such person as he thinks fit to execute, the necessary instruments of transfer, and (where applicable) indemnity, on behalf of the Seller and deliver the same to the relevant Eligible Shareholder(s) entitled thereto, subject to such Eligible Shareholder(s) having complied with their obligations under clause 7.3.
(e)The Seller hereby appoints each and any Director from time to time irrevocably, and by way of security for the performance of the Seller’s obligations under this clause 7, as its attorney or attorneys to execute any agreement or document required to be executed by the Seller under this clause 7 including, without limitation, any transfer of Sale Shares, provided always that this power of attorney shall not apply in respect of any Sale Shares where the relevant Eligible Shareholder(s) has failed to tender payment for the relevant Sale Shares or to comply with any of its or their other obligations under this clause 7.

7.6Sale to Proposed Buyer(s)
(a)Conditional upon the Seller's compliance with clause 7.2 to 7.5, to the extent that any Sale Shares are not the subject of the Final Allocations (the "Unallocated Shares"), the Seller shall be entitled during the period of 30 Business Days subsequent to the date of the Allocations Notice to transfer the entire legal and beneficial interest in any of those Unallocated Shares to the Proposed Buyer(s) named in the Transfer Notice (or an Affiliate thereof).
(b)Any transfer of Unallocated Shares pursuant to clause 7.6(a) above must be made at a price per Share not less than the Sale Price.
8.HOLDING COMPANY REORGANISATION
8.1In the event of a Holding Company Reorganisation in respect of an Approved Listing (a “Proposed Reorganisation”), all Shareholders and/or shareholders in CPHL (as applicable) shall (i) consent to, vote for, raise no objections to and waive any applicable rights in connection with the Proposed Reorganisation and (ii) take all necessary actions to tender their shares required to effect the Proposed Reorganisation (the “Reorganisation Actions”). The Shareholders and/or the shareholders in CPHL shall be required to take all Reorganisation Actions with respect to the Proposed Reorganisation as are necessary and required by the Board to facilitate the Proposed Reorganisation provided that nothing in this clause 8 shall require any Shareholder and/or shareholders in CPHL (as applicable) to (a) take any unlawful action or step, (b) incur any liabilities, obligations, including but not limited to taxes, levies, fines or other liabilities or obligations owed by any Shareholder or shareholder in CPHL (as applicable) to any Tax Authority, or (c) contribute more costs as a consequence of the Reorganisation Actions, except, in each case, to the extent that such liabilities, obligations or costs (other than liabilities, obligations or costs owed to any Tax Authority) are deemed by the Board (acting reasonably) to be immaterial. If any Shareholder and/or shareholder in CPHL (as applicable) fails to comply with the provisions of this clause 8, the Company shall be constituted the agent of each defaulting Shareholder and/or shareholder in CPHL (as applicable) for taking the Reorganisation Actions as are necessary to effect the Proposed Reorganisation and the Directors may authorise an officer or member to execute and deliver on behalf of such defaulting Shareholder or shareholder in CPHL (as applicable) the necessary documents to effect the Proposed Reorganisation, including, without limitation, any share exchange agreement and/or stock transfer form. Prior to the consummation of the Proposed Reorganisation or any of the Reorganisation Actions contemplated thereby, the Company or CPHL (as applicable) shall provide each B Investor with reasonable notice of the Proposed Reorganisation and a detailed steps-memo prepared by the Company’s accountants describing the Proposed Reorganisation, and the Company and/or CPHL (as applicable) shall discuss and consider in good faith the Proposed Reorganisation with such B Investors.
8.2CPHL or the Company (as applicable) shall procure that any Holding Company shall ensure that the shares issued by it to its shareholders (or a subsequent holder, as the case may be) pursuant to the Holding Company Reorganisation will be credited as fully paid and which new shares shall be subject to the constitutional documents of the Holding Company and otherwise (subject to the express provisions of such constitutional documents) have the same rights as all other Holding Company shares of the same class in issue at the time.
8.3On any person, following the date of completion of a Holding Company Reorganisation, becoming a Shareholder or a shareholder in CPHL (as applicable) pursuant to the exercise of a pre-existing option to acquire shares in CPHL or the Company or pursuant to the conversion of any convertible security of the Company, of CPHL or otherwise (a “New Reorganisation

Shareholder”), the New Reorganisation Shareholder shall then be bound to do all such acts and things necessary in order to transfer all such resulting shares to the Holding Company, and the provisions of this clause shall apply with the necessary changes to the New Reorganisation Shareholder provided that nothing in this clause 8 shall require any such New Reorganisation Shareholder to take any unlawful action or step.
8.4The obligations of each Shareholder and/or shareholder of CPHL (as applicable) pursuant to this clause 8 shall be absolute save that where the fulfilment of such obligation is not within the reasonable control of such Shareholder and/or shareholder of CPHL (as applicable), the obligations of such Shareholder and/or shareholder in CPHL (as applicable) shall be to use its reasonable endeavours to fulfil the obligation.
8.5The Board shall not require any Investor, pursuant to this clause 8, to take any action which would have a material adverse and disproportionate effect on that Investor as compared to other Shareholders and/or shareholders in CPHL (as applicable).
9.LISTING
9.1In the event of an Approved Listing, each Shareholder and/or shareholder in CPHL (as applicable) shall (subject to clause 9.6) take all steps necessary to implement such Approved Listing on such terms as are approved by the Board, including:
(a)consenting to, voting for, raising no objections to and waiving any applicable rights as is necessary or desirable (in the opinion of the Board) to:
(i)give effect to a Holding Company Reorganisation in accordance with clause 8;
(ii)adopt new articles of association of CPHL, the Company or any Holding Company, in a form appropriate for a public listed company at the relevant time listed on the relevant investment exchange;
(iii)re-registering the Company or any Holding Company as a public listed company (if applicable); and
(iv)make all applications needed to a relevant investment exchange to apply for the listing or registration of any shares;
(b)the entry into an underwriting agreement by CPHL, the Company, the Shareholders and the underwriters, on terms approved by the Board; and
(c)the entry into any agreements required to effect the Lock-Up Restriction (as defined in clause 9.2, below).
9.2The parties agree that if the Board accepts restrictions, subject to the customary exceptions, on the sale of the shares or securities in the Company, or any Holding Company, as appropriate, the same restrictions (up to a maximum of 180 days) shall, subject to the customary exceptions, apply equally to the Shareholders in respect of the same proportion of the shares or securities held by each of them respectively immediately prior to the Approved Listing (each being a "Lock-Up Restriction"), if reasonably negotiated and consulted with by the managing underwriter.

9.3Clause 10.2:
(a)shall not apply to the sale of any Ordinary Shares to an underwriter pursuant to an underwriting agreement; and
(b)shall only be applicable to the Shareholders if all officers, directors and greater than five percent (5%) of the Shareholders of the Company enter into similar agreements.
9.4Notwithstanding any other provision of this Agreement, each party agrees to be bound by the provisions of Schedule 6 with respect to the Registration Rights.
9.5The Company agrees that: (a) one representative of MSRD; (b) one representative of ATAI; and (c) subject to ATAI holding at least 22.5 per cent. of the Company’s Fully Diluted Share Capital, one further representative of ATAI, will each have the option (at each of MSRD and ATAI’s respective election) to be appointed to the Board of Directors (or the board of directors of any Holding Company) at the time of an Approved Listing.
9.6The Board shall not require any Investor, pursuant to this clause 9, to take any action which would have a material adverse and disproportionate effect on that Investor as compared to other Shareholders.
10.TAG-ALONG RIGHT
10.1Subject to clause 7.1 (Restrictions on Transfer) above, no transfer of any Shares may be made by:
(a)a Founder, other than by way of a Founder Transfer or a WildeCo Transfer; or
(b)any Shareholder or Shareholders if it is in respect of more than 50 per cent. of the fully diluted share capital of the Company (in one or a series of transactions),
(the "Selling Shareholder(s)") (a "Proposed Tag-Along Transfer") unless the proposed third party purchaser of the Selling Shareholder(s)' Shares (the "Acquiror") has: (i) given to all of the other Shareholders ("Tagged Shareholders") not less than 15 Business Days' notice in writing in advance of the proposed sale (a "Tag-Along Notice"); and (ii) made a bona fide offer to purchase all of the Shares held by the Tagged Shareholders, subject to clause 10.6 below on the same terms and conditions (including, as to price per Share, time of payment and form of consideration) as to be paid and given to and by the Selling Shareholder(s).
10.2The Tag-Along Notice shall specify:
(a)the identity of the proposed Acquiror;
(b)the price per share which the Acquiror is proposing to pay for each Share;
(c)subject to clause 10.6 below, the manner in which the consideration is to be paid;
(d)the number of Shares which the Selling Shareholder(s) propose to sell; and
(e)the address where a counter-notice should be sent.
10.3Each Tagged Shareholder shall be entitled, within 15 Business Days of receipt of the Tag-Along Notice, to notify the Selling Shareholder(s) that they wish to sell a certain number of Shares held by them at the proposed sale price, by sending a notice ("Acceptance Notice") to the Selling

Shareholder(s) specifying the number of Shares that such Tagged Shareholder wishes to sell. Any Tagged Shareholder who does not send an Acceptance Notice within such 10 Business Day period shall be deemed to have specified that they wish to sell no Shares.
10.4Following the expiry of 15 Business Days from the date the Tagged Shareholders receive the Tag-Along Notice, the Selling Shareholder(s) shall be entitled to sell to the Acquiror on the terms notified to the Tagged Shareholders such number of Shares not exceeding the number specified in the Tag-Along Notice, provided that at the same time the Acquiror purchases from the Tagged Shareholders the number of Shares that they have respectively indicated they wish to sell on terms no less favourable than those obtained by the Selling Shareholder(s) from the Acquiror.
10.5No sale by the Selling Shareholder(s) shall be made pursuant to any Tag-Along Notice:
(a)more than three (3) months after service of that Tag-Along Notice; and
(b)unless the Acquiror also completes the acquisition of the relevant Shares of those Tagged Shareholders who have issued an Acceptance Notice simultaneous with the sale and purchase of its Selling Shareholder Shares.
10.6In respect of any transaction that is subject to a Tag-Along Notice:
(a)a Tagged Shareholder shall not be obliged to give any representations, warranties or indemnities save for a warranty as to capacity to enter into an agreement to sell and to give full title guarantee in respect of the Shares transferred, nor shall they be required to enter into any restrictive covenants;
(b)any consideration payable must be: (i) paid in cash at closing; and/or (ii) satisfied at closing in securities traded on a recognised investment exchange under terms that the recipient is able to sell such securities at closing for an equivalent cash amount; and
(c)such transaction shall not, without approval of an Investor Majority, include, in respect of any Tagged Shareholder:
(i)any element of deferred or contingent consideration, other than deferred or contingent consideration which: (A) in aggregate comprises not more than 10 per cent of the total consideration payable under such Proposed Tag-Along Transfer to the Tagged Shareholder(s); and (B) in respect of which any deferral or contingency period is not more than 1 calendar year; and
(ii)any non-cash consideration, save as specified in clause 10.6(c)(i).
11.DRAG-ALONG
11.1Subject to clause 11.10 below and without prejudice to the rights of the Investors under clauses 7 and 10 above, if the Majority Shareholders wish to sell all their interest in Shares ("Majority Selling Shareholders") and find a bona fide arm's-length third party purchaser (the "Purchaser") and agree terms for the sale to the Purchaser of their Shares (a "Proposed Drag-Along Sale") the Majority Selling Shareholders shall have the option (the “Drag-Along Option”) to compel each other holder of Shares (the "Dragged Shareholders") to sell and transfer all of their Shares to the Purchaser or as the Purchaser may direct subject to the same terms and conditions (including, as to price per Share, time of payment and form of consideration) as agreed by the Majority Selling Shareholders. For the avoidance of doubt, any transaction pursuant to this clause 11 shall constitute an Exit Event for the purposes of this Agreement.

11.2The Majority Selling Shareholders may exercise the Drag-Along Option by giving a written notice (the "Drag-Along Notice") to the Company and the Company shall, within 10 Business Days of receipt of such notice, send a copy of the same in writing to each Shareholder specifying:
(a)that the Dragged Shareholders are required to transfer their Shares;
(b)the identity of the Purchaser;
(c)the price per Share which the Purchaser is proposing to pay for each Share of each class (which shall reflect the liquidation preference) (the "Drag Price");
(d)subject to clause 11.4 below, the manner in which the consideration is to be paid;
(e)the proposed date of transfer; and
(f)subject to clause 11.4 below, the form of sale agreement or form of acceptance or any other document of similar effect which the Dragged Shareholders are required to sign in connection with the sale (the "Sale Agreement").
11.3Any Drag-Along Notice shall be irrevocable, save that it shall lapse and have no further effect if the Proposed Drag-Along Sale has not completed and the Shares have not been transferred to the Purchaser within ninety (90) days of the date of the Drag-Along Notice. The Majority Selling Shareholders shall be entitled to serve further Drag-Along Notices following the lapse of any particular Drag-Along Notice.
11.4In respect of any transaction that is subject to a Drag-Along Notice:
(a)any consideration payable must be: (i) paid in cash at closing and/or in accordance with the provisions of clause 11.4(b)(i), below; and/or (ii) satisfied at closing in securities traded on a recognised investment exchange under terms that the recipient is able to sell such securities at closing for an equivalent cash amount; and
(b)such transaction shall not, without the approval of an Investor Majority, include, in respect of any Dragged Shareholder:
(i)any element of deferred or contingent consideration, other than deferred or contingent consideration which: (A) in aggregate comprises not more than ten (10) per cent of the total consideration payable under such Proposed Drag-Along Sale to the Dragged Shareholder(s); and (B) in respect of which any deferral or contingency period is less than one (1) calendar year; and
(ii)any non-cash consideration, save as specified in clause 11.4(b)(i).
11.5Within 15 Business Days of the Company sending the Drag-Along Notice to each other Shareholder (or such later date as may be specified in the Drag-Along Notice) in accordance with clause 21.1(a) (the "Drag Completion Date"), each Dragged Shareholder shall deliver:
(a)a duly executed stock transfer form in respect of his/her Shares in favour of the Purchaser;
(b)the relevant share certificate(s) (or a duly executed indemnity in respect of any lost, damaged or destroyed certificate, in a form acceptable to the Board) to the Company; and

(c)subject to clause 11.10, a duly executed counterpart of the Sale Agreement, if applicable, in the form specified in the Drag-Along Notice or as otherwise specified by the Company,
(together the "Drag Documents").
11.6On the Drag Completion Date, the Purchaser shall pay to the Company, the price per Share paid by the Purchaser to the Majority Selling Shareholders in respect of each Share to be transferred by the Dragged Shareholders (or, if higher in respect of each Share, the price per share calculated by applying the liquidation preference). The Company's receipt of the consideration in respect of the Shares shall be a good discharge by the Purchaser and the Company shall hold such sum on trust for each Dragged Shareholder without any obligation to pay interest.
11.7If a Dragged Shareholder fails to deliver the Drag Documents for its Shares to the Company by the Drag Completion Date, the Company and each Director shall be appointed as the agent of each such defaulting Dragged Shareholder to take such actions and enter into any Drag Document or such other agreements or documents as are necessary to effect the transfer of the Dragged Shareholder's Shares pursuant to this clause 11 and the Directors shall, if requested by the Purchaser, authorise any Director to transfer the Dragged Shareholder's Shares on the Dragged Shareholder's behalf to the Purchaser to the extent the Purchaser has, by the Drag Completion Date, paid the consideration to the Company for the Dragged Shareholder's Shares offered to him. The Board shall then authorise registration of the transfer once appropriate stamp duty has been paid. The defaulting Dragged Shareholder shall surrender his share certificate for his Shares (or suitably executed indemnity) to the Company. On surrender, he shall be entitled to the consideration due to him.
11.8Each Dragged Shareholder hereby appoints each and any Director from time to time irrevocably, and by way of security for the performance of that Dragged Shareholder’s obligations under this clause 11, as its attorney or attorneys to execute any agreement or document required to be executed by that Dragged Shareholder under this clause 11 including, without limitation, any transfer of that Dragged Shareholder’s Shares, provided always that this power of attorney shall not apply in respect of any of that Dragged Shareholder’s Shares where the Purchaser has failed to tender payment for the Dragged Shareholder’s Shares or to comply with any of its or their other obligations under this clause 11.
11.9On any person, following the issue of a Drag-Along Notice, becoming a Shareholder pursuant to the exercise of a pre-existing option or warrant to acquire Shares or pursuant to the conversion of any convertible security of the Company (a "New Shareholder"), a Drag-Along Notice shall be deemed to have been served on the New Shareholder on the same terms as the previous Drag-Along Notice and the New Shareholder shall then be bound to sell and transfer all Shares so acquired to the Purchaser and the provisions of this clause 11 shall apply with the necessary changes to the New Shareholder, except that completion of the sale of the Shares shall take place immediately on the Drag-Along Notice being deemed served on the New Shareholder.
11.10Notwithstanding any other provision of this clause 11, no Investor shall be compelled to sell their Shares pursuant to a Proposed Drag-Along Sale unless:
(a)the Drag Price (per Share) is not less than GBP 3,000 (such amount being adjusted in case or any consolidation or subdivision of Shares held by the Investors);
(b)any representations and warranties to be made by such Investors in connection with a Proposed Drag-Along Sale are limited to representations and warranties related to authority, ownership and the ability to convey title to such Investor’s Shares (the “Investor Fundamental Warranties”);
(c)the Investor shall not be liable for the inaccuracy of any representation or warranty made by any other person in connection with the Proposed Drag-Along Sale, other than the warrantors specified in any acquisition documents (the “Warrantors”);
(d)the liability of such Investor in the Proposed Drag-Along Sale and for the inaccuracy of any representations and warranties made by the Warrantors in connection with such Proposed Drag-Along Sale, is several and not joint with any other person, and is pro rata in proportion to the amount of consideration paid to such Investor in connection with such Proposed Drag-Along Sale (in accordance with the terms of this Agreement);
(e)with the exception of the Investor Fundamental Warranties, the liability of each Investor shall be limited to such Investor’s applicable share (determined based on the respective proceeds payable to each Investor in connection with such Proposed Drag-Along Sale in accordance with the provisions of this Agreement) of a negotiated aggregate indemnification amount that applies to all Shareholders, except with respect to claims related to fraud by such Investor, the liability for which need not be limited as to such Investor;
(f)the Investor is not required to enter into any restrictive covenant;
(g)upon the consummation of the Proposed Drag-Along Sale, (i) each holder of each class or series of the Company’s share capital will receive the same form of consideration for their shares of such class as is received by other holders in respect of their shares of such same class of shares, (ii) each holder of a class of Investor Shares will receive the same amount of consideration per share of such class of Investor Shares as is received by other holders in respect of their shares of such same class, (iii) each holder of Ordinary Shares will receive the same amount of consideration per share of Ordinary Shares as is received by other holders in respect of their shares of Ordinary Shares and (iv) the aggregate consideration receivable by all holders of the Investor Shares and Ordinary Shares shall be allocated among the holders of Investor Shares and Ordinary Shares on the basis of the relative liquidation preferences to which the holders of each respective class of Investor Shares and the holders of Ordinary Shares are entitled in an Insolvency Event or Exit Event (assuming for this purpose that the Proposed Drag-Along Sale is an Insolvency Event or Exit Event) in accordance with terms of this Agreement as in effect immediately prior to the Proposed Drag-Along Sale;
(h)subject to subsection 12.10(g) above, requiring the same form of consideration to be available to the holders of any single class of shares, if any holders of a class of shares of the Company are given an option as to the form and amount of consideration to be received as a result of the Proposed Drag-Along Sale, all holders of such class of shares will be given the same option; provided, however, that nothing in this subsection 11.10(h) shall entitle any holder to receive any form of consideration that such holder would be ineligible to receive as a result of such holder’s failure to satisfy any condition, requirement or limitation that is generally applicable to the Company’s shareholders; and
(i)if such Investor is not an employee of the Company, such Investor is not required in connection with such Proposed Drag-Along Sale to agree to (i) any covenant not to compete with any party and/or (ii) any covenant not to solicit or hire customers, employees or suppliers of any party.

12.CHANGE OF CONTROL
12.1In relation to any Shareholder which is a Corporate Entity in respect of which an Unapproved Change of Control occurs, if requested by the Company, such Shareholder shall either:
(a)within ten (10) Business Days of a written request from the Company procure the reversal of such Unapproved Change of Control; or
(b)within twenty (20) Business Days of a written request from the Company (following the expiry of any period referred to in clause 12.1(a)) or (if later) determination of Fair Market Value (the "Compulsory Transfer Date"), transfer all Shares it holds to the Company, or as directed by the Company (the "Compulsory Transfer Shares") at a 10 per cent. discount to the Fair Market Value of such Shares as at the date on which the Unapproved Change of Control occurred.
12.2If the Shareholder to which clause 12.1 refers to fails to effect such transfer by the Compulsory Transfer Date, the Company and each Director shall be appointed as the agent of such defaulting Shareholder to take such actions and enter into any agreements or documents as are necessary to effect the transfer of the Compulsory Transfer Shares pursuant to this clause 12. The defaulting Shareholder shall surrender its share certificate for its Compulsory Transfer Shares (or suitably executed indemnity) to the Company. On surrender, it shall be entitled to the consideration due to it.
12.3For the purpose of this clause 12:
(a)subject to clause 12.3(b), the term "Unapproved Change of Control" shall mean in relation to a Shareholder which is a Corporate Entity (or any Permitted Transferee thereof which is a Corporate Entity and which is holding Shares) (a "Controlled Entity"), such Controlled Entity ceasing to be Controlled by:
(i)the Person(s) which Controlled such Controlled Entity as at 17 April 2020 (the "Controller(s)") or, in the case of MSRD and its Permitted Transferees, by Otsuka Pharmaceutical Co. Ltd; and/or
(ii)any Privileged Relations or Trustees of the Controller(s),
in circumstances where the Company has not approved (by majority decision of the Board which excludes any director who has been appointed by or represents the Shareholder who is the subject of the Unapproved Change of Control) the relevant change of control and in each case whether Control is exercised through any legal entity, trust or otherwise, and irrespective of whether directly or indirectly Controlled;
(b)the term "Unapproved Change of Control" in the case of ATAI, shall occur only in case:
(i)Control of ATAI ceases to be held by:
(1)the Person(s) which Controlled ATAI on the date of this Agreement (the “ATAI Controller(s)”); and/or
(2)any Privileged Relations or Trustees of the ATAI Controller; and

(ii)a direct Competitor (excluding any financial investor or institution to the extent that they do not, directly or indirectly, hold a relevant participation interest in the share capital of a direct Competitor) acquires Control over ATAI;
but only in circumstances where the Company has not approved (by majority decision of the Board which excludes any director who has been appointed by or represents ATAI and the Seed Investors) the relevant change of control. For the avoidance of doubt, a group reorganisation of ATAI shall not be an Unapproved Change of Control, so long as a direct Competitor does not acquire Control over ATAI as part of such reorganisation; and
(c)the term "Corporate Entity" means any corporation, association, partnership (whether general or limited), limited liability company, joint venture, joint stock or other company, business trust, trust, organisation, governmental authority or other entity of any kind.
13.FOUNDER VESTING
13.1In respect of the Shares held by the Founders as at 17 April 2020, the Parties hereby agree that:
(a)seventy-five (75) per cent. of the Shares held by each Founder vested on 17 August 2019; and
(b)the remaining twenty-five (25) per cent. held by each Founder began vesting in 12 equal monthly instalments commencing on 17 August 2019, with the effect that, on 17 August 2020, all of the Shares held by the Founders shall have fully vested.
13.2In the event that a Founder becomes a Good Leaver:
(a)the vested Shares then held by that Founder (and his/her Permitted Transferee(s)) shall (at the election of the Founder or, if the Founder is not capable of so specifying, as specified by the personal representative of such Founder) be either kept by such Founder or transferred to: (i) the other Founder (to the extent the other Founder is not a Leaver); or (ii) a Permitted Transferee of the relevant other Founder;
(b)the unvested Shares then held by the Founder (and his/her Permitted Transferee(s)) may be transferred to:
(i)such new Director(s) or manager(s) of the Group; or
(ii)repurchased by the Company and held in treasury,
as may be determined by the Board (with the approval of an Investor Majority). Each Founder irrevocably and unconditionally (and by way of security for the performance of its obligations in this clause 13.2(b)) appoints the Company as its attorney and on its behalf to execute, deliver and carry out in its name or otherwise on its behalf all transfers or documents, acts and things which the Company may in its absolute discretion consider necessary or desirable to effect any transfer of the unvested Shares referred to in this clause 13.2(b) which such Founder is obliged, but fails, to effect in accordance with this clause 13.2(b); and

(c)the consideration payable to the Founder (and his/her Permitted Transferee(s)) for the transfer of unvested Shares pursuant to clause 13.2(b) above shall be the Fair Market Value as at the Cessation Date.
13.3In the event that a Founder becomes a Leaver (other than a Good Leaver):
(a)the vested Shares held by that Founder (and his/her Permitted Transferee(s)) may:
(i)be repurchased by the Company and held in treasury; or
(ii)be retained by that Founder,
as determined by the Board (with the approval of an Investor Majority).
(b)the unvested Shares held by that Founder (and his/her Permitted Transferee(s)) may be transferred to:
(i)such new Director(s) or manager(s) of the Group; or
(ii)repurchased by the Company and held in treasury,
as may be determined by the Board (with the approval of an Investor Majority) up to twelve (12) months after that Founder's Cessation Date, provided that any and all voting rights attached to the Shares held by the Founder (and his/her Permitted Transferee(s)) shall cease to apply with effect from the Cessation Date until such transfer(s) have been completed; and
(c)the consideration payable to the Founder (and his/her Permitted Transferee(s)) for the transfer of Shares:
(i)pursuant to clause 13.3(a) above shall be the Fair Market Value as at the Cessation Date; and
(ii)pursuant to clause 13.3(b) above shall be the lower of:
(1)Fair Market Value as at the Cessation Date; and
(2)the Issue Price.
14.CAPITAL CONTRIBUTIONS
14.1No Shareholder is required to make any additional capital contributions, by way of equity and/or debt, to the Company.
14.2Any additional capital contributions in the Company and the terms thereof shall be determined solely by the Board. If the Board determines that an additional capital contribution shall be made, all Shareholders shall have pre-emptive rights to subscribe for such new shares (or securities convertible into shares, if relevant) in proportion to their holdings of Shares in the Company in accordance with clause 5 (Pre-emption rights on issue).

15.INSOLVENCY OR EXIT EVENT
15.1For the purpose of this clause, "Insolvency Event" means the occurrence of any of the following events:
(a)the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the Company;
(b)ceasing, or proposing to cease, to carry on the Company’s business or permit the Company or its directors (or any one of them) to take any step to wind up the Company;
(c)a composition, compromise, assignment or arrangement with any creditor of the Company; or
(d)the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of the Company or any of its assets.
15.2Clause 15.1 above shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed before it is advertised and in any event within 14 days of commencement.
15.3Without prejudice to any other provision of this Agreement, the Founders shall use all reasonable endeavours to procure that the Investors receive written notice of any potential Insolvency Event or Exit Event (specifying the proposed timeline for such Insolvency Event or Exit Event) not later than fifteen (15) Business Days prior to the occurrence of the same (an "Insolvency or Exit Event Notice"), the holders of the Investor Shares may choose to either:
(a)convert their Investor Shares into Ordinary Shares in accordance with clause 4.2; or
(b)continue to hold their Investor Shares.
In relation to an Exit Event, where an Insolvency or Exit Event Notice is not given within the time stipulated above, the Exit Event shall not be implemented unless and until each Investor has been given fifteen (15) Business Days’ notice of the Exit Event or has waived their entitlement to receive such notice or has elected either (a) or (b) above.
16.INCENTIVE PLANS
16.1The Company shall maintain the MIP under which options over Ordinary Shares or Ordinary Shares may be granted to directors, employees, consultants or advisers of the Company pursuant to the MIP in such number as may be decided in accordance with clause 16.3 below subject always to the MIP Limit defined in clause 16.2 below.
16.2The MIP shall never permit (as a total of the options over Ordinary Shares or Ordinary Shares available under the MIP) the issue of options over Ordinary Shares or Ordinary Shares which represent more than 15 per cent. of the Company's Fully Diluted Share Capital (the "MIP Limit").
16.3It is agreed that the issuing of any share options under the MIP, may be effected by decision of the Board.

17.THE BUSINESS
17.1The parties agree that the business of the Company shall be the Business.
17.2The parties hereby agree and undertake to each other to use all reasonable endeavours to procure that the Business shall be conducted in the best interests of the Company.
17.3Subject always to clause 32, each Shareholder undertakes to the other Shareholders to act in accordance with the Articles.
17.4Each Shareholder and, separately, the Company (insofar as it may validly do so) hereby respectively severally agrees with and undertakes to the other Shareholders as follows:
(a)to exercise all voting rights and powers of control available to him/her in relation to the Company so as to give full effect to the terms and conditions of this Agreement;
(b)to exercise all voting rights and powers of control available to him/her in relation to the Company to procure that:
(i)save with the prior consent of the Investor Majority, no Group Company shall effect any Investor Reserved Matter; and
each Group Company complies with provisions of Part 1 of
(ii)Schedule 4 (Company Undertakings);
(c)to procure that all third parties directly or indirectly under its Control shall refrain from acting in a manner which will prevent the Company from carrying on the Business in a proper and reasonable manner; and
(d)except for MSRD, to generally endeavour to promote the Business and the interests of the Company.
17.5Any Shareholder may provide its consent to any of the matters required under clause 17.4(b)(i) in the following ways:
(a)a document signed (including by electronic means) by such Shareholder or by an authorised representative of such Investor (including any person appointed by such Shareholder as a Director); or
(b)an email from such Shareholder expressly given such consent on behalf of such Shareholder.
17.6As a separate obligation, severable from the obligations in clause 17.4, the Company agrees that:
(a)save with the prior consent of the B Investor Director and the MSRD Director it shall not effect any Investor Director Consent Matter; and
(b)save with the prior unanimous consent of each of the Investor Directors, it shall not effect any Unanimous Investor Director Consent Matters, save that if the unanimous consent of each of the Investor Directors cannot be obtained, such matter shall instead require the consent of an Investor Majority.

17.7Each Founder undertakes to:
(a)comply with the provisions of Part 2 of Schedule 4 (Founder Undertakings); and
(b)procure that, promptly upon receiving notice so to do from the Investor Majority, the Company convenes and holds a general meeting of the Company at short notice at such place and time as the Investor Majority shall reasonably determine at which any resolution reasonably required by the Investor Majority shall be proposed.
18.PUBLICITY
Subject to clause 19.3, any press release or other external media communication to be made by any party relating to the investment in the Company by the Shareholders, may only be made with the prior written approval of the Company and any Shareholder expressly mentioned in such press release or other external media communication. Notwithstanding any other provision of this Agreement, no reference to the identity of any Investor and/or any of their Affiliates, nor the terms of their investment in the Company, shall be made in any communication by any person on behalf of any Group Company, without the prior written approval of such Investor.
19.CONFIDENTIALITY
19.1Confidential information
"Confidential Information" means all or any information of a confidential nature (relating to the Company or any Shareholder) disclosed (whether before or after the date of this Agreement) by or on behalf of that party to another party and all information of a confidential nature concerning the business or property of the relevant party or any business, property or transaction in which the relevant party may be or may have been concerned or interested including the terms of this Agreement, the negotiations relating to this Agreement, the subject matter of this Agreement and the involvement of the relevant party in the transactions contemplated by this Agreement.
19.2Confidentiality undertaking
Except as provided in clause 19.3 (Permitted disclosures) or otherwise by this Agreement, each of the Company and the Shareholders shall:
(a)keep the Confidential Information strictly confidential;
(b)not use, reproduce or record in any medium or form any of the Confidential Information except to the extent that it is strictly necessary for the proper purposes of this Agreement;
(c)not disclose the Confidential Information to any other person, including, in respect of the Investors, to any of their respective Affiliates, employees and legal advisors; and
(d)procure that any company directly or indirectly Controlled by the Shareholder shall keep the Confidential Information strictly confidential.

19.3Permitted disclosures
Clause 19.2 above does not apply to a disclosure or use of Confidential Information if:
(a)such information is or becomes (other than through a breach of this Agreement), available in the public domain or otherwise becomes available to the public generally with such information not being deemed Confidential Information for purposes herein;
(b)at the time of disclosure, as evidenced by the receiving party’s written record, such information is/was already known to, or in possession of, the receiving party, or such information identifies or relates to work already under development by the receiving party prior to the disclosure by the disclosing party, in which case such information shall not be deemed Confidential Information for the purposes herein;
(c)such information is or becomes into the possession of the receiving party without violation of any obligation of confidentiality, with such information not being deemed Confidential Information for purposes herein;
(d)the disclosure or use is required by applicable law, a court of competent jurisdiction or a competent judicial, governmental, supervisory or regulatory body; or
(e)the disclosure or use is required by a rule of a stock exchange or listing authority on which the shares or other securities in a member of the disclosing person's group are listed or traded;
(f)the disclosure or use is required for the purpose of legal proceedings arising out of the Agreement or the disclosure is required to be made to a Tax Authority in connection with the tax affairs of a member of the disclosing person's group;
(g)the disclosure is to any prospective purchaser of any Shares, if such prospective purchaser of Shares agrees in writing to comply with the terms of this clause 19 as if it were a party to this Agreement, to sign a Deed of Adherence to this Agreement and to be bound by the terms of the Articles;
(h)The disclosure is by an Investor to any Affiliate or any existing or prospective partner, member, stockholder or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Affiliate that such information is confidential and directs such Person to maintain the confidentiality of such information; or
(i)the disclosure is made to an employee, Affiliate or a professional adviser of the disclosing person, in which case the disclosing person is responsible for ensuring that the relevant person complies with the terms of this clause 19.3(i) as if it were a party to this Agreement.
19.4Consultation required before a permitted disclosure
The Shareholders may only make a disclosure in the circumstances contemplated by clause 19.3(a) or (e) above if, before making the disclosure, it has consulted with the Company, and taken into account the Company's requirements as to the timing, content and manner of making the disclosure to the extent it is permitted to do so by applicable law or regulation and to the extent it is reasonably practicable to do so.

20.CERTAIN TAX MATTERS
20.1Company ongoing tax obligations
The Company shall:
(a)within 90 days following the date hereof, engage and maintain hereafter (at the Company’s reasonable expense) a reputable U.S. tax advisory firm reasonably acceptable to the Investor Majority to assist the Group with the U.S. tax reporting and compliance obligations set forth herein and ensure that all U.S. international reporting and filing obligations and deadlines are met;
(b)provide such information reasonably requested by any Investor in order to assist such Investor or any person who is a direct or indirect beneficial owner of such Investor with the preparation of its United States federal income tax returns, complying with reporting obligations under the Code (including, without limitation, pursuant to Sections 6038, 6038B, 6038D or 6046A of the Code and the rules and Treasury Regulations promulgated thereunder) and other obligations under the Code, or obtaining any benefit pursuant to the Code;
(c)(i) as soon as practicable, but in any event within seventy five (75) days after the end of each fiscal year of the Company, examine and make a determination of its PFIC status, and the PFIC status of its subsidiaries, and immediately notify any Investor that requests such notification if either the Company, or any of its subsidiaries, qualifies to be treated as a PFIC, (ii) as an Investor may reasonably request, provide any assistance and information related to its determination of the Company’s or any of its subsidiaries’ status as a PFIC and (iii) in respect of each taxable year for any portion of which the Company or any of its subsidiaries is or reasonably may be deemed a PFIC in the opinion of the Company or any Investor, as soon as practicable, but in any event, within seventy five (75) days after the end of each fiscal year of the Company, provide the statements and information (including, without limitation, a valid PFIC Annual Information Statement, substantially in the form attached hereto as Exhibit I, prepared in accordance with the provisions of the Code and Treasury Regulations promulgated thereunder) necessary to enable an Investor to comply with all provisions of the Code with respect to PFICs, including but not limited to, (A) making and complying with the requirements of a “Qualified Electing Fund” election (a “QEF Election”) pursuant to Section 1295 of the Code, (B) filing a “protective statement” pursuant to Section 1.1295-3 of the Treasury Regulations with respect to the Company or any of its subsidiaries or (C) complying with any reporting obligations of the Investor under Section 1298(f) of the Code, as applicable;
(d)(i) use commercially reasonable efforts to avoid becoming, or having any subsidiary become a CFC, (ii) as soon as practicable, but in any event within seventy five (75) days after the end of each fiscal year of the Company, examine its CFC status of its subsidiaries and shall immediately notify any Investor that requests such notification if it becomes either and if the Company, or any of its subsidiaries, qualifies to be treated as a CFC for any taxable year, (iii) as an Investor may reasonably request, provide assistance and the information related to its determination of the Company’s or any of its subsidiaries’ status as a CFC, including information as to ownership interests of other Investors and their direct and indirect owners who are United States persons (as defined in Section 7701(a)(30) of the Code), and (iv) in respect of each taxable year for any portion of which the Company or any of its subsidiaries is or may be deemed a CFC in the reasonable opinion of the Company or any Investor, as soon as practicable, but in any event, within seventy five (75) days after the end of the fiscal year of the Company or subsidiary, as the case may be, provide the information necessary to enable each Investor or direct or indirect owner of an Investor that is a “U.S. Shareholder” of the Company (as defined below) to comply with all CFC reporting and other requirements of the Code with respect to their direct or indirect equity holdings in the Company. In the event that the Company or any of its subsidiaries is determined by counsel or accountants for any Investor to be a CFC as defined in the Code, the Company agrees to use reasonable best efforts, to the extent not materially inconsistent or incompatible with the Company’s, or if applicable, any subsidiary’s, then-current business objectives, to avoid generating Subpart F Income (as defined below). If it is determined, either by the Company or by any Investor or any taxing authority, that the Company or any subsidiary is or reasonably may be a CFC for any taxable year, the Company shall, no later than 45 days following the end of such taxable year, determine, and provide to any Investor that requests such notification a written report of the amount and character of any Subpart F Income, any Section 956 Amount (as defined below) and earnings and profits (as determined for U.S. federal income tax purposes) generated by such entity during such taxable year and the amount of each such Investor’s pro rata portion of such Subpart F Income and Section 956 Amount (collectively, the “CFC Allocation”). For purposes of this Section 21.1, “U.S. Shareholder” means any “United States shareholder” as defined in Section 951(b) of the Code and the Treasury Regulations thereunder, “Subpart F Income” means “subpart F income” as defined in Section 952 of the Code and the Treasury Regulations thereunder, and “Section 956 Amount” means any amount described in Sections 951(a)(1)(B) and 956 of the Code and the Treasury Regulations thereunder;
(e)not change its classification for federal income tax purposes under Section 301.7701 of the Treasury Regulations, and prevent each of its subsidiaries from changing its classification for federal income tax purposes under Section 301.7701 of the Treasury Regulations, without the consent of the Investor Majority and shall require that the Company be treated as a corporation for United States federal income tax purposes; and
(f)use reasonable best efforts to minimize withholding taxes to the extent not materially inconsistent or incompatible with the Company’s, or if applicable, any subsidiary’s, then-current business objectives and to the extent that such action does not subject the Company to more than de minimis additional tax, legal or regulatory risk. Prior to applying any withholding tax to any payment to the Investor, the Company shall provide the Investor with (i) written notice of the Company’s intent to withhold tax on such payment (along with its basis for reaching such determination) and (ii) a reasonable opportunity to reduce or eliminate such withholding tax. Distribution notices provided by the Company in respect of distributions to each Investor will include, or be accompanied by, information regarding any withholding tax applied to distributions received by the Company or any subsidiary or from the Company to the Investor.
21.NOTICES
21.1Service of notices, documents or other information
(a)Any notice, document or other information:
(i)if delivered personally or by hand, shall be deemed to have been delivered at the time of delivery, except as provided in clause 21.1(b) below;

(ii)if sent to a recipient within the same jurisdiction as the sender by an internationally recognised courier, at 9.00 am on the second Business Day after the day of sending;
(iii)if sent to a recipient outside the same jurisdiction as the sender by an internationally recognised courier, at 9.00 am on the fifth Business Day after the day of sending; and
(iv)if sent by email, at the time of its transmission, except as provided in clause 21.1(b) below and subject to the sender not having received a delivery failure report (or similar).
(b)Effect of delivery by hand or email after 6.00pm on a non-Business Day
(i)If deemed delivery under clause 21.1(a) above of a notice or other communication delivered by hand or sent by email occurs before 9.00 am on a Business Day, the notice or other communication is deemed delivered at 9.00 am on that day.
(ii)If deemed delivery under clause 21.1(a) above of a notice or other communication delivered by hand or sent by email occurs after 6.00 pm on a Business Day or on a day which is not a Business Day, the notice or communication is deemed to have been given at 9.00 am on the next Business Day.
(c)In this clause 21, a reference to time is to local time in the country in which the recipient of the notice or communication is located.
22.ADDRESSES
The contact, address and/or email address for each party is (unless otherwise notified under clause 22.3 below):
(a)in the case of the Company as follows:

Address:	3rd Floor, 1 Ashley Road, Altrincham, Cheshire, WA14 2DT

Email:

Attention:	George Jay Goldsmith

With a copy to:

Address:	c/o Goodwin Procter (UK) LLP, 100 Cheapside, London, EC2V 6DY

Email:

Attention:

Address:	c/o Goodwin Procter LLP, 53 State Street, Ste 20, Boston, MA 02109, United States

Email:

Attention:
(b)in the case of the Founders and the Investors, the contact, address and/or email address set out against their name in Schedule 1 (The Shareholders).
22.2Relevant time of day
In this clause, a reference to time is to local time in the country in which the recipient of the notice or communication is located.
22.3Notification of change in notice details
A party may notify the other party of a change to any of the details for it. The notice must comply with the terms of clause 21 above and must state the date on which the change is to occur. That date must be on or after the fifth Business Day after the date on which the notice is delivered.
23.EFFECT OF CEASING TO HOLD SHARES
Save as explicitly set out herein or in relation to the Founder undertakings given at Part 2 of Schedule 4, a party shall cease to be a party to this Agreement for the purpose of receiving benefits and enforcing his rights with effect from the date he ceases to hold or beneficially own any Shares (but without prejudice to any benefits and rights accrued prior to such cessation).
24.TERMINATION
(a)This Agreement shall continue in full force and effect from the date hereof until the earlier of the following:
(i)all of the Shares becoming beneficially owned by any one party;
(ii)the Company going into liquidation, whether voluntary or compulsory (other than for the purpose of an amalgamation or reconstruction approved by all the Shareholders); or
(iii)a Listing,

at which point this Agreement shall terminate.
(b)The Company and the Majority Shareholders (which shall include MSRD) (disregarding any Shares held by persons who are not party to this Agreement) may together in writing agree to the termination of this Agreement on such terms as the Company and those Shareholders may specify without the consent of any other party, save that no such termination may impose any new obligation on any person who is not a party to that written agreement to terminate this Agreement.
(c)If this Agreement is terminated automatically pursuant to clause 24(a) or is terminated pursuant to clause 24(b), then each party’s further rights, obligations and liabilities under this Agreement shall cease immediately on termination except for:
(i)each party’s accrued rights (including the right to claim any remedy for breach or non-performance), obligations and liabilities as at the date of termination; and
(ii)each party’s continuing rights, obligations and liabilities under this clause 24 and clauses 1, 9.4, 9.5, 18, 19, 21, 26, 28, 29, 30, 33, 38, 39 and Schedule 6.
25.AMENDMENT
No amendment, change or addition to this Agreement is effective or binding on a party unless it has been approved with the prior written consent of the Majority Shareholders; provided that if such change would impose any new obligations on a party, vary an express contractual right of that party under this Agreement or increase any existing obligation, the consent of the affected party to such change shall be specifically required.
26.WAIVER
Failure to exercise or a delay in exercising, a right or remedy provided by this Agreement or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Agreement or by law prevents the further exercise of the right or remedy or the exercise of another right or remedy. A waiver of a breach of this Agreement does not constitute a waiver of a subsequent or prior breach of this Agreement.
27.TRANSFER OF RIGHTS AND OBLIGATIONS
27.1Subject to clause 27.3 below, this Agreement is personal to the parties and no party shall:
(a)assign any of his/her rights under this Agreement;
(b)transfer any of his/her obligations under this Agreement;
(c)sub-contract or delegate any of its obligations under this Agreement; or
(d)charge or deal in any other manner with this Agreement or any of its rights or obligations.
27.2Any purported assignment, transfer, sub-contracting, delegation, charging or dealing in contravention of clause 27.1 above shall be ineffective.

27.3Subject to clause 7.1, a Shareholder may assign the whole (but not part) of their rights in this Agreement to any person who has received a transfer of Shares in the capital of the Company from such person in accordance with the Articles and has executed a Deed of Adherence.
28.RIGHTS AND REMEDIES ARE CUMULATIVE
The rights and remedies provided by this Agreement are cumulative and do not exclude any rights and remedies provided by law.
29.ENTIRE AGREEMENT
Each party acknowledges that this Agreement (and all documents to be entered into pursuant to or in connection with this Agreement) and the Articles constitute the entire contract between the parties and supersedes all prior agreements, understandings or arrangements (both oral and written) relating to the subject matter of this Agreement. This clause does not restrict the liability of any party for representations made fraudulently.
30.INVALIDITY
If a provision of this Agreement is found to be illegal, invalid or unenforceable, then to the extent it is illegal, invalid or unenforceable, that provision will be given no effect and will be treated as though it were not included in this Agreement, but the validity or enforceability of the remaining provisions of this Agreement will not be affected.
31.FURTHER ASSURANCE
Each party must do, and must use all reasonable efforts to procure, so far as it is able, that any other person does:
(a)all such further acts and things;
(b)execute and perform such further deeds and documents; and
(c)give such further assurances,
in each case, as may be commercially reasonably be required to give effect to this Agreement and the transactions contemplated by this Agreement.
32.CONFLICT WITH THE ARTICLES
Where any provision of the Articles conflicts with a provision of this Agreement, each party (other than the Company) agrees that the provisions of this Agreement prevail, and each party shall procure that the Articles are amended to the extent required to enable the Company to be administered as provided in this Agreement.
33.SUCCESSORS AND ASSIGNS BOUND
This Agreement is binding on each party's successors in title or assigns or (in the case of a party who is an individual) his personal representatives, but such a person is not entitled to the benefit of its provisions unless that person has entered into a Deed of Adherence.

34.NO PARTNERSHIP OR AGENCY
This Agreement is not to be construed as creating a partnership or an agency (except to the extent expressly described) relationship between any of the parties.
35.SURVIVAL BEYOND COMPLETION
Each obligation and undertaking given by each party under this Agreement continues in full force and effect notwithstanding Completion, to the extent set out in this Agreement.
36.COUNTERPARTS
This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original, but all of which when taken together constitute a single instrument.
37.INDULGENCE
No relaxation, forbearance, indulgence or delay (together "Indulgence") of a party in exercising a right under this Agreement is to be construed as a waiver of that right and does not affect the ability of that party subsequently to exercise that right or to pursue a remedy in respect of it, nor does any Indulgence constitute a waiver of any other right.
38.EXCLUSION OF CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999
A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce this Agreement. This clause 38 does not affect a right or remedy of a person which exists or is available otherwise than pursuant to that act.
39.GOVERNING LAW AND JURISDICTION AND SERVICE OF PROCESS
39.1This Agreement (together with all documents to be entered into pursuant to it which are not expressed to be governed by another law) and any non-contractual obligations or claims arising out of or in connection therewith are governed by, and shall be construed and shall take effect in accordance with, English law.
39.2The courts of England have exclusive jurisdiction to settle any claim, dispute or matter of difference which may arise out of or in connection with this Agreement (including without limitation claims for set-off or counterclaim) or the legal relationships established by this Agreement.
39.3A document which starts or is otherwise required to be served in connection with any legal action or proceedings relating to a dispute ("Process Document") may be served in the same way as notices in accordance with clause 20. This clause 39.3 does not prevent a Process Document being served in another manner permitted by law.

SCHEDULE 1
The Shareholders
Part A – Founders

(1) NAME	(2) ADDRESS	(3) EMAIL ADDRESS	(4) ATTENTION

Part B – Seed Investors

(1) NAME	(2) ADDRESS	(3) EMAIL ADDRESS	(4) ATTENTION

Part C – A Investors

(1) NAME	(2) ADDRESS	(3) EMAIL ADDRESS	(4) ATTENTION

Part D – B Investors

(1) NAME	(2) ADDRESS	(3) EMAIL ADDRESS	(4) ATTENTION

Part E – CLN Investors

(1) NAME	(2) ADDRESS	(3) EMAIL ADDRESS	(4) ATTENTION

Part F – Other Ordinary Shareholders

(1) NAME	(2) ADDRESS	(3) EMAIL ADDRESS	(4) ATTENTION

SCHEDULE 2
Issued Share Capital of the Company
As set out in the table attached hereto marked “Schedule 2”.

SCHEDULE 3
Part A
Investor Reserved Matters
Save with the prior written consent of an Investor Majority, neither the Company nor any Group Company shall (whether directly or indirectly, by amendment, merger, consolidation, or otherwise) effect any of the following matters:
1.Any amendment or replacement of the articles of association or constitutional documents of a Group Company.
2.Any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Investor Shares.
3.The issue of any Relevant Securities, other than (i) in relation to the Company, in accordance with clause 5 (Pre-emption rights on issue) of this Agreement; or (ii) in relation to any Group Company, the issuance of shares in such Group Company to a Wholly Owned Group Company;
4.Any purchase, buy-back, redemption, subdivision, consolidation, re-designation or other variation of or in the share capital of a Group Company (including any action that reclassifies any outstanding shares) or the rights attaching to shares in the share capital of the Group Company.
5.Any merger, consolidation, acquisition or similar transaction of a Group Company with one or more other companies in which the shareholders of the Group Company prior to such transaction, or series of transactions, would hold shares representing less than a majority of the voting power of the outstanding shares of the surviving corporation immediately after such transaction, or series of transactions.
6.Make a recommendation or declaration of a dividend or carry out any distribution in kind by any Group Company, other than, in the case of a Wholly Owned Group Company, to its immediate parent company (being either the Company or another Wholly Owned Group Company).
7.Any transaction or series of transactions whereby a Group Company acquires another company, including the acquisition of shares (or a right to acquire shares) representing a majority of the voting power of the outstanding shares of another company, or an acquisition of all or substantially all of another company's assets.
8.The assignment, licence, transfer, disposal of or creation of any security interest over, or otherwise dealing with any of its material intellectual property except (i) in the ordinary course of business by a Group Company or (ii) pursuant to any corporate reorganisation carried out for legitimate purposes exclusively between Wholly Owned Group Companies. For the avoidance of doubt, in the preceding sentence, the grant of an exclusive licence of the Company’s material intellectual property other than to another member of the Group shall constitute a reserved matter and shall not be considered to be in the ordinary course of business.
9.The incurrence of indebtedness by a Group Company in excess of GBP 500,000, other than (i) debt incurred in the ordinary course of business (such as equipment leases or bank lines of credit) to parties who do not control, are not controlled by or under common control with any shareholder, employee or director of the Group Company; and (ii) debt incurred to a Wholly Owned Group Company.

10.Any resolution for the winding up or liquidation of a Group Company, save where it is insolvent (within the meaning of section 123 of the Insolvency Act 1986).
11.Enter into or give or permit or suffer to subsist any guarantee of or indemnity or contract of suretyship for or otherwise commit itself in respect of the due payment of money or the performance of any contract, engagement or obligation of any other person or body other than any other Group Company.
12.The appointment, removal and/or replacement of any person who is, or would if employed be, a senior employee with a gross annual salary in excess of GBP 250,000 or any material amendment to the terms of employment or the terms and conditions of any of them.
13.The approval of any new stock option or other equity related incentive plan of any Group Company or any change to any existing stock option or any other equity related employee incentive plan, in circumstances where this would have the effect of giving the Company the power to issue share options relating to Shares in an amount in excess of the MIP Limit.
Part B
Investor Director Consent Matters
Save with the consent of the B Investor Director and the MSRD Director neither the Company nor any Group Company shall (whether directly or indirectly, by amendment, merger, consolidation, or otherwise) effect any of the following matters:
1.Any transaction (including any disposal or acquisition of assets) outside the ordinary course of business, excluding any corporate reorganisation carried out for legitimate purposes exclusively between Wholly Owned Group Companies.
2.Any capital expenditure exceeding (in aggregate) GBP 250,000, over any Business Plan.
3.Any disposal, grant of Encumbrance over or dilution of a Group Company's interests, directly or indirectly, in any of its Subsidiaries.
4.Enter into any transaction or make any payment other than on an arm's length basis for the benefit of the Group Company other than pursuant to any corporate reorganisation carried out for legitimate purposes exclusively between Wholly Owned Group Companies.
5.Save in respect of an appointment of a Director permitted under this Agreement or the Articles, and subject always to paragraph 17, the making of, entry into, amendment to or termination of any contract or arrangement between any Group Company and a director, executive, employee or shareholder (or a person or company associated with or related to a director, executive, employee or shareholder).
6.Enter into contract or arrangement between any Group Company (on the one hand) and any Founder or Permitted Transferee (on the other hand).

Part C
Unanimous Investor Director Consent Matters
Save with the unanimous consent of each of the Investor Directors, neither the Company or any Group Company shall (whether directly or indirectly, by amendment, merger, consolidation or otherwise) make any material change to the Business.

SCHEDULE 4
Undertakings
Part 1 – Company Undertakings
1.Each Group Company shall take all such reasonable action as may be required, including any action reasonably required of it by the Investor Majority in writing, to protect its Intellectual Property Rights and/or other property and assets.
2.Each Group Company shall, upon the Investor Majority reasonably requesting in writing, make a binding decision and act in the manner requested by the Investor Majority as to the exercise of any rights or discretion concerning the terms of employment and/or directorship of a Founder under his Employment Agreement.
3.Each Group Company shall procure, so far as it is able, that new employees engaged by the Group Company shall not bring with them and employ Intellectual Property Rights belonging to their ex-employers and other third parties.
4.Each Group Company shall, in all material respects, comply with all applicable laws and regulations and maintain all required licences and consents and shall promptly notify the Investors if any Group Company loses any such licence or consent.
5.Each Group Company shall comply with the Bribery Act 2010 and all other applicable anti-corruption laws or regulations of any other jurisdiction.
6.Each Group Company shall procure and maintain appropriate insurances (including D&O liability insurance) for a business of its size and activities. On an annual basis, the Company shall discuss with its insurance broker(s) the size and levels of insurance it carries in relation to its business and affairs.
7.Each Group Company shall comply in all material respects with all applicable laws and regulations and maintain all required licences and consents and shall promptly notify the Investors if the Company loses any such licence or consent. The Company shall adhere to all applicable standards which pertain to its business, including but not limited to Good Manufacturing Practice (GMP) and Good Clinical Practice Standards (GCP), to the extent applicable.
Part 2 – Founder Undertakings
1.New business
All new business opportunities directly and materially relevant to the Business shall only be taken up, to the extent commercially reasonable, through a Wholly Owned Group Company.
2.Non-competition
Each of the Founders severally undertakes (for the benefit of the Investors and the Company) that he will not (and that he will procure that no person connected with him will), except for shareholdings in ATAI representing less than 10 per cent. of the entire issued capital of ATAI:
(a)directly or indirectly engage in any Restricted Business in the Restricted Area;

(b)hold any direct or indirect interest in, or be engaged by, any company or business which is directly or indirectly engaged in any Restricted Business in the Restricted Area (except for securities held in companies listed on an internationally recognised investment exchange and representing less than 3 per cent. of the issued class of such security);
(c)directly or indirectly solicit or entice, or attempt to solicit or entice, away from any Group Company the business or custom of any person with a view to supplying Restricted Products and/or Restricted Services to such person in any Restricted Area;
(d)directly or indirectly cause or encourage any person to cease to supply goods and/or services to any Group Company or to otherwise materially reduce the level, or adversely vary the terms, of any business transacted between the Group and such person;
(e)directly or indirectly solicit or entice, or attempt to solicit or entice, away from any Group Company any person engaged by the Group in a senior management position (including, without limitation, any managing director, director or vice president (or similar designation)), engaged in product development (including, without limitation, any designer or engineer) or in a customer relationship role (including, without limitation, any person whose role within the Group includes significant publicity, marketing or sales activities); or
(f)encourage, assist or facilitate any person undertaking any of those matters described in paragraphs (b) to (e) of this paragraph 2, in each case, for so long as such Founder remains: (i) an officer, employee or consultant of the Group; or (ii) a Shareholder, and for a period of twelve (12) months thereafter (including any period of gardening leave).
3.In Part 2 of this Schedule:
(a)"Restricted Business" means the development, manufacture, supply or distribution (or advising, assisting or facilitating any other persons in relation to any of the foregoing) of any Restricted Product and/or Restricted Service or any other business actually conducted by any Group Company in the twenty four (24) months prior to the Founder ceasing to be an officer, employee, consultant or shareholder of the Group;
(b)"Restricted Area" means the United Kingdom, the European Union, the United States of America and Canada;
(c)"Restricted Product" means any mental health drugs or substances, or any other goods the subject of development, manufacture, supply or distribution by any Group Company in the twelve (12) months prior to the Founder ceasing to be an officer, employee, consultant or shareholder of the Group; and
(d)"Restricted Service" means the provision of services concerning or involving treatment(s) with Restricted Product(s), or any other services supplied by any Group Company in the twelve (12) months prior to the Founder ceasing to be an officer, employee, consultant or shareholder of the Group.
4.Each of the restrictions contained in paragraph 2 above is separate and distinct and is to be construed separately from each of the other such restrictions.
5.Each Founder hereby acknowledges that he considers the restrictions contained in paragraph 2 to be reasonable and that the duration, extent and application of each of these restrictions is no greater than is necessary for the protection of the goodwill of the businesses of the Group and that the Investors have entered into this Agreement in reliance thereon.
6.Intellectual Property Rights
(a)Intellectual Property Rights created by a Founder during the course of his engagement as an officer, employee or consultant of a Group Company, shall belong to the Company and are hereby assigned to the Company (including by way of assignment of future rights).
(b)Each Founder shall execute all documents and do all things which are reasonably necessary or desirable for perfecting the assignment of all Intellectual Property Rights assigned to the Company pursuant to paragraph 6(a) above and for obtaining such protections in respect thereof (including, without limitation, by way of patent) as the Company considers necessary or desirable. Out of pocket expenses reasonably incurred by the Founder in complying with the directions of the Company under this paragraph 6(b) shall be reimbursed by the Company within 20 Business Days of receipt by the Company of relevant invoices or receipts in respect of such out of pocket expenses.
(c)All embodiments of the Intellectual Property Rights assigned under paragraph 6(a) above and all records relating to the same, irrespective of the form or media, shall be the property of the Company, and the relevant Founder shall deliver the same to the Company.
(d)Each Founder hereby irrevocably appoints the Company to be his attorney in his name and on his behalf (at the Company's expense) to sign or execute any document or do anything for the purpose of giving to the Company the full benefit of the provisions of this paragraph 6 and, in favour of any third party, a certificate in writing signed by any director of the Company that any document or act falls within the authority conferred by this paragraph 6(d) shall be conclusive evidence that that is the case.
(e)Each Founder waives all moral rights and all similar and analogous rights in other territories (whether arising under Chapter IV of the Copyright Designs and Patents Act 1988 or otherwise) to the extent permissible under the relevant legislation in every relevant jurisdiction in works to which paragraph 6(a) applies.
7.The provisions of paragraphs 2 to 5 of Part 2 of this Schedule shall survive termination of this Agreement, unless expressly agreed to the contrary by the Company and the Investors.
8.The provisions of Part 2 of this Schedule may only be enforced by an Investor with the written consent of: (i) the Company; or (ii) an Investor Majority.

SCHEDULE 5
Deed of Adherence
THIS DEED is made on                                                                                                                         202[  ]
BY [               ][the "Transferee"]/[the "Subscriber"]
INTRODUCTION
(A)By a [transfer]/[subscription for shares] dated [of even date herewith]/[               ][[               ](the "Transferor") transferred to the Transferee]/[the Subscriber subscribed for] [     ][Shares] of [     ] each in the capital of Compass Rx Limited (the "Company") (together the ["Transferred Shares"]/["Subscribed Shares"]).
(B)This deed is entered into in compliance with the terms of clause 6 of an agreement dated [               2020] made between: (1) the Company; (2) the Founders; and (3) the Investors (all such terms as are therein defined) (which agreement is herein referred to as the "Shareholders' Agreement").
AGREED TERMS
1.Words and expressions used in this deed shall have the same meaning as is given to them in the Shareholders' Agreement unless the context otherwise expressly requires.
2.[The Transferee hereby agrees to assume the benefit of the rights of the Transferor under the Shareholders' Agreement in respect of the Transferred Shares and hereby agrees to assume and assumes the burden of the Transferor's obligations under the Shareholders' Agreement to be performed after the date hereof in respect of the Transferred Shares. For the avoidance of doubt, nothing in this deed shall release the Transferor from any liability in respect of any obligations under the Shareholders' Agreement due to be performed prior to the date of hereof.]
3.The [Transferee]/[Subscriber] hereby agrees to be bound by the Shareholders' Agreement in all respects as if the [Transferee]/[Subscriber] were a party to the Shareholders' Agreement as a[/an] [Investor]/[Founder] and to perform all the obligations expressed to be imposed on such a party to the Shareholders' Agreement to be performed or on or after the date hereof.
4.This deed is made for the benefit of:
(a)the parties to the Shareholders' Agreement; and
(b)any other person or persons who may after the date of the Shareholders' Agreement (and whether or not prior to or after the date hereof) assume any rights or obligations under the Shareholders' Agreement and be permitted to do so by the terms thereof, and this deed shall be irrevocable without the consent of the Company acting on their behalf, in each case, only for so long as they hold any Shares.
5.No Investor or Founder:
(a)makes any representation or warranty or assumes any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any of the Shareholders' Agreement (or any agreement entered into pursuant thereto or in connection therewith);

(b)makes any representation or warranty or assumes any responsibility with respect to the content of any information regarding the Company or any Group Company or otherwise relates to the [transfer]/[subscription] of shares in the Company; or
(c)assumes any responsibility for the financial condition of the Company or any Group Company or any other party to the Shareholders' Agreement or any other document or for the performance and observance by the Company or any other party to the Shareholders' Agreement or any other document (save as expressly provided therein), and any and all conditions and warranties, whether express or implied by law or otherwise, are excluded.
6.This deed shall be governed by and construed in accordance with the laws of England and Wales.
This deed of adherence has been executed and delivered as a deed on the date shown on the first page.

SCHEDULE 6
Registration Rights
Unless otherwise specified herein, any capitalised terms in this Schedule 6 shall have the same meaning as in the Agreement.
“Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law in the United States of America, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law;
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;
“Excluded Registration” means (i) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Ordinary Shares being registered is Ordinary Shares issuable upon conversion of debt securities that are also being registered;
“Form F-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC, which includes any successor form, including a Form S-1 if applicable;
“Form F-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC, which includes any successor form, including a Form S-3 if applicable;
"Holder” means any holder of Registrable Securities who is a party to this Agreement;
“Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement;
“IPO” means the Company’s first underwritten public offering of its Ordinary Shares or securities representing those shares (including, without limitation, depositary interests, ADRs, ADSs and/or other instruments) under the Securities Act;
“Material Adverse Change” means a material adverse change on the business, assets (including intangible assets), liabilities, financial condition, property, or results of operations of the Company;
“Registrable Securities” Ordinary Shares issuable upon conversion of the B Shares and any other shares in the share capital of the Company (including Ordinary Shares, Preference Shares, A Shares or ADSs) held by the B Investors;

“Restricted Securities” means the securities of the Company required to be notated with the legend set forth in paragraph 12.2 hereof;
“SEC” means the United States Securities and Exchange Commission;
“SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act;
“SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act;
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and
“Selling Expenses” means all underwriting discounts, selling commissions, and stock share transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in paragraph 6.
1.Demand Registration
1.1Form F-1 Demand.
If at any time after the earlier of (i) one year after Completion or (ii) six months after the effective date of the registration statement for the IPO, the Company receives a request from Holders of fifty percent (50 per cent.) of the Registrable Securities then outstanding that the Company file a Form F-1 registration statement with respect to the Registrable Securities then outstanding, so long as the aggregate offering price, net of Selling Expenses, would exceed $15 million, then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form F-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of it being withdrawn at the request of the B Investors, other than as a result of a Material Adverse Change to the Company, and paragraphs 1.3 and 3.
1.2Form F-3 Demand.
If at any time when it is eligible to use a Form F-3 registration statement, the Company receives a request from Holders of at least twenty percent (20%) of the Registrable Securities then outstanding that the Company file a Form F-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form F-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of paragraphs 1.3 and 3.

1.3Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this paragraph 1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its shareholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganisation, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other shareholder during such ninety (90) day period other than pursuant to an Excluded Registration.
1.4The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to paragraph 1.1 during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to paragraph 1.1; or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form F-3 pursuant to a request made pursuant to paragraph 1.2. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to paragraph 1.2 (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to paragraph 1.2 within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this paragraph 1.4 until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to paragraph 6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this paragraph 1.4; provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to paragraph 1.3, then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this paragraph 1.4.
2.Company Registration
If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Ordinary Shares under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of paragraph 3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this paragraph 2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with paragraph 6.
3.Underwriting Requirements
3.1If, pursuant to paragraph 1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to paragraph 1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in paragraph 4.5) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this paragraph 3, if the underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.
3.2In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to paragraph 2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty percent (20%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this paragraph 3.2 concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and immediate family members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.
4.Obligations of the Company
Whenever required under this Schedule 6 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
4.1prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Ordinary Shares (or other securities) of the Company, from selling any securities included in such registration;
4.2prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;
4.3furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;
4.4use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;
4.5in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;
4.6use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;
4.7provide a depositary, transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

4.8promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;
4.9notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and
4.10after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.
In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.
5.Furnish Information
It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Schedule 6 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.
6.Expenses of Registration
All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Schedule 6, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to paragraph 1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to paragraphs 1.1 or 1.2, as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a Material Adverse Change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to paragraphs 1.1 or 1.2. All Selling Expenses relating to Registrable Securities registered pursuant to this Schedule 6 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

7.Delay of Registration
No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Schedule 6.
8.Indemnification
If any Registrable Securities are included in a registration statement under this Schedule 6:
8.1To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this paragraph 8.1 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.
8.2To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this paragraph 8.2 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under paragraphs 8.2 and 8.4 exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or wilful misconduct by such Holder.
8.3Promptly after receipt by an indemnified party under this paragraph 8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph 8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this paragraph 8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Schedule 6.
8.4To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this paragraph 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this paragraph 8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this paragraph 8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this paragraph 8.4, when combined with the amounts paid or payable by such Holder pursuant to paragraph 8.2, exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of wilful misconduct or fraud by such Holder.
8.5Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
8.6Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this paragraph 8 shall survive the completion of any offering of Registrable Securities in a registration under this Schedule 6, and otherwise shall survive the termination of this Agreement.

9.Reports Under Exchange Act
With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form F 3, the Company shall:
9.1make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;
9.2use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and
9.3furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form F 3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form F 3 (at any time after the Company so qualifies to use such form).
10.Limitations on Subsequent Registration Rights
From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would (i) provide to such holder or prospective holder the right to include securities in any registration on other than either a pro rata basis with respect to the Registrable Securities or on a subordinate basis after all Holders have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include, or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to Registrable Securities acquired by any additional Investor that becomes a party to this Agreement.
11.“Market Stand off” Agreement
Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Ordinary Shares or any other equity securities under the Securities Act on a registration statement on Form F-1 or Form F-3 and ending on the date specified by the Company and the managing underwriter such period not to exceed one hundred eighty (180) days in the case of the IPO, (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Ordinary Shares or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Ordinary Shares held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares or other securities, in cash, or otherwise. The foregoing provisions of this paragraph 11 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than 5 per cent. of the Company’s outstanding Ordinary Shares (after giving effect to conversion into Ordinary Shares of all outstanding Preference Shares). The underwriters in connection with such registration are intended third party beneficiaries of this paragraph 11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this paragraph 11 or that are necessary to give further effect thereto.
12.Restrictions on Transfer
12.1The Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preference Shares and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.
12.2Each certificate, instrument, or book entry representing (i) the Preference Shares, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of paragraph 12.3) be notated with a legend substantially in the following form:
THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.
THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this paragraph 12.
12.3The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Schedule 6. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this paragraph 12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in paragraph 12.2, except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.
13.Termination of Registration Rights
The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to paragraphs 1 or 2 shall terminate upon the earliest to occur of:
13.1the closing of an Insolvency Event or Exit Event;
13.2such time after consummation of the IPO as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and
13.3the fifth anniversary of the IPO.

This Agreement is executed as a deed and is delivered and takes effect at the date at the beginning of this deed.

Executed as a deed by COMPASS	)
PATHFINDER HOLDINGS LIMITED	)
acting by: George Goldsmith	)	/s/ George J. Goldsmith
Position: Director		Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by COMPASS	)
PATHFINDER HOLDINGS LIMITED	)
acting by: George Goldsmith	)	/s/ George J. Goldsmith
Position: Director		Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Ekaterina Malievskaia	)	/s/ George J. Goldsmith
	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
George Goldsmith	)
	)	/s/ George J. Goldsmith
Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Lars Wilde	)
	)	/s/ George J. Goldsmith
Signature
In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)	/s/ Florian Brand
ATAI Life Sciences AG	)	Florian Brand
)
/s/ Srinivas Rao
Signature

Executed as a deed by	)
Rivendell Investments 2017-9 LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Adam J. Levinson	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Bailey Venture Partners XI LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Bailey Venture Partners XXVI LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Bailey Venture Partners XXXVIII, LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Bilton Investments Limited	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Bobby Charles Sager	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Crimson Capital, LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
David B. Seligman Revocable Trust	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Gordon M. Sumner	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Hans Eriksson	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
N-Concerta LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
RSI Inc.	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Shan Holdings Limited	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
SMH Investments Limited	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Subversive Capital LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Supersystemic.ly LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Thomas Lonngren	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Thomas R. Insel	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Zedfesto Holding Ltd	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Able Partners NYC, LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Andrew Burton	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Arcos Ventures SPV II, LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Arcos Ventures SPV, LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Biopharmalytics, LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Camden Partners Nexus II, LP	)
By: Camden Partners Nexus II, LLC, its	)
General Partner	)	/s/ George Goldsmith
By: R. Jacob Vogelstein, Manager and	)	Signature
Member	)

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Sean Gercsak	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Dennis Hoesgen	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Eric H Hoesgen	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Juniper Currie	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Fearless Ventures, L.P.	)
By: Fearless Ventures, LLC, its	)
General Partner	)	/s/ George Goldsmith
By: Seth Miller, Managing Member	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Fearless Compass SPV 1, an Series of	)
Assure Labs 2020, LLC	)
By: Assure Fund Management II, LLC,	)	/s/ George Goldsmith
Manager of the Fund	)	Signature

Name:

Title:

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
The Founders Fund VII, LP	)
By: The Founders Fund VII Management,	)
LLC	)	/s/ George Goldsmith
Its: General Partner	)	Signature

Name:

Title:

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Fearless Compass SPV 1, an Series of	)
Assure Labs 2020, LLC	)
By: Assure Fund Management II, LLC,	)	/s/ George Goldsmith
Manager of the Fund	)	Signature

Name:

Title:

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
The Founders Fund VII, LP	)
By: The Founders Fund VII Management,	)
LLC	)	/s/ George Goldsmith
Its: General Partner	)	Signature

Name:

Title:

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
The Founders Fund VII Principals	)
Fund, LP	)
By: The Founders Fund VII Management,	)
LLC	)	/s/ George Goldsmith
Its: General Partner	)	Signature

Name:

Title:

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
The Founders Fund VII	)
Entrepreneurs Fund, LP	)
By: The Founders Fund VII Management,	)	/s/ George Goldsmith
LLC	)	Signature
Its: General Partner	)

Name:

Title:

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Eric Scott, an affiliate of Founders	)
Fund	)	/s/ George Goldsmith
Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Joanna Schlindwein	)
)
)
acting by:	)
)
Position:	)

/s/ George Goldsmith
In the presence of:		Signature

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
M.N.J.P. Corporation	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by McQuade	)
Center for Strategic	)
Research and Development LLC, acting	)
by ____________________ who, in accordance	)
with the laws of delaware, is acting under the	)
authority of the Company

/s/ George Goldsmith
Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Mind2020 LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
OMX Ventures Fund I	)
)
)
acting by:	)
)
Position:	)

/s/ George Goldsmith
In the presence of:		Signature

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Perceptive Life Sciences Master Fund, LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Pier 31, LLC	)
)
)
acting by:	)
)
Position:	)

/s/ George Goldsmith
In the presence of:		Signature

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Psychedelic Pharma Fund LP	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Ronald A. Mis	)
)
)
acting by:	)
)
Position:	)

/s/ George Goldsmith
In the presence of:		Signature

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Schlossstein Capital AG	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Skyviews Life Science Ltd.	)
)
)
acting by:	)
)
Position:	)

/s/ George Goldsmith
In the presence of:		Signature

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
Soleus Private Equity Fund I, L.P.	)
By: Soleus Private Equity GP I, LLC	)
Its: General Partner	)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
TT6, LLC, Series 1	)
)
)
acting by:	)
)
Position:	)

/s/ George Goldsmith
In the presence of:		Signature

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Executed as a deed by	)
WPSS LLC	)
)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Lars Wilde	)
)
acting by:	)
	)	/s/ George Goldsmith
Position:	)	Signature

In the presence of:

Signature of Witness		/s/ Ekaterina Malievskaia
Name of Witness		Ekaterina Malievskaia
Address of Witness
Occupation of Witness		Director

Exhibit I
PFIC Annual Information Statement
Form of PFIC Annual Information Statement
(1)This questionnaire applies to the taxable year of Compass Rx Limited (“Company”) beginning on [January 1, 20[__]] and ending on [December 31, 20[__]] and is being provided to The Founders Fund VII, LP, The Founders Fund VII Principals Fund, LP and The Founders Fund VI Entrepreneurs Fund, LP (collectively, the “Investor”).
(2)____  PLEASE CHECK HERE IF 75% OR MORE OF THE COMPANY'S GROSS INCOME CONSTITUTES PASSIVE INCOME.
Passive income: For purposes of this question, note that passive income includes:
•Dividends, interests, royalties, rents and annuities, excluding, however, rents and royalties which are received from an unrelated party in connection with the active conduct of a trade or business.
•Net gains from the sale or exchange of property:
◦which gives rise to dividends, interest, rents or annuities (excluding, however, property used in the conduct of a banking, finance or similar business, or in the conduct of an insurance business);
◦which is an interest in a trust, partnership, or REMIC; or
◦which does not give rise to income.
•Net gains from transactions in commodities.
•Net foreign currency gains.
•Any income equivalent to interest.
Look-through rule: If the Company owns, directly or indirectly, 25% of the stock by value of another corporation, the Company must take into account its proportionate share of the income received by such other corporation.
(3)____  PLEASE CHECK HERE IF THE AVERAGE FAIR MARKET VALUE DURING THE TAXABLE YEAR OF PASSIVE ASSETS HELD BY THE COMPANY EQUALS 50% OR MORE OF THE AVERAGE FAIR MARKET VALUE OF ALL OF THE COMPANY'S ASSETS.
Note: In order to answer this question, the test is applied on a gross basis; no liabilities are taken into account.
Passive Assets: For purposes of this question, note that “passive assets” are those assets which generate (or are reasonably expected to generate) passive income (as defined in paragraph (2) above). Assets which generate partly passive and partly non-passive income are considered passive assets to the extent of the relative proportion of passive income (compared to non-passive income) generated in a particular taxable year by such assets. Please note the following:
•A trade or service receivable is non-passive if it results from sales or services provided in the ordinary course of business.

•Intangible assets that produce identifiable items of income, such as patents or licenses, are characterised in terms of the type of income produced.
•Goodwill and going concern value must be identified to a specific income producing activity and are characterised in accordance with the nature of that activity.
•Cash and other assets easily convertible into cash are passive assets, even when used as working capital.
•Stock and securities (including tax-exempt securities) are passive assets, unless held by a dealer as inventory.
Average value: For purposes of this question, note that “average fair market value” equals the average quarterly fair market value of the assets for the relevant taxable year.
Look-through rule: If the Company owns, directly or indirectly, 25% of the stock by value of another corporation, the Company must take into account its proportionate share of the passive assets of such other corporation.
(4)____  PLEASE CHECK HERE IF (A) MORE THAN 50% OF THE COMPANY'S STOCK (BY VOTING POWER OR BY VALUE) IS OWNED BY FIVE OR FEWER U.S. PERSONS OR ENTITIES AND (B) THE AVERAGE AGGREGATE ADJUSTED TAX BASES (AS DETERMINED UNDER U.S. TAX PRINCIPLES) DURING THE TAXABLE YEAR OF THE PASSIVE ASSETS HELD BY THE COMPANY EQUALS 50% OR MORE OF THE AVERAGE AGGREGATE ADJUSTED TAX BASES OF ALL OF THE COMPANY'S ASSETS.
Average value: For purposes of this question, “average aggregate adjusted tax bases” equals the average quarterly aggregate adjusted tax bases of the assets for the relevant taxable year.
Look-through rule: If the Company owns, directly or indirectly, 25% of the stock by value of another corporation, the Company must take into account its proportionate share of the passive assets of such other corporation.
(5)[INVESTOR] HAS THE FOLLOWING PRO-RATA SHARE OF THE ORDINARY EARNINGS AND NET CAPITAL GAIN OF THE COMPANY AS DETERMINED UNDER U.S. INCOME TAX PRINCIPLES FOR THE TAXABLE YEAR OF THE COMPANY:
Ordinary Earnings: __________ (as determined under U.S. income tax principles)
Net Capital Gain: ___________ (as determined under U.S. income tax principles)
Pro Rata Share: For purposes of the foregoing, the shareholder’s pro rata share equals the amount that would have been distributed with respect to the shareholder’s stock if, on each day during the taxable year of the Company, the Company had distributed to each shareholder its pro rata share of that day’s ratable share (determined by allocating to each day of the year, an equal amount of the Company’s aggregate ordinary earnings and aggregate net capital gain for such year) of the Company’s ordinary earnings and net capital gain for such year. Determination of a shareholder’s pro rata share will require reference to the Company’s charter, certificate of incorporation, articles of association or other comparable governing document.

(6)The amount of cash and fair market value of other property distributed or deemed distributed by Company to the Invesotr during the taxable year specified in paragraph (1) above is as follows:
Cash: _________________
Fair Market Value of Property: ____________________
(7)The Company will permit the Investor to inspect and copy the Company’s permanent books of account, records, and such other documents as may be maintained by Company that are necessary to establish that PFIC ordinary earnings and net capital gain, as provided in Section 1293(e) of the U.S. Internal Revenue Code of 1986, as amended (or any successor provision thereto), are computed in accordance with U.S. income tax principles.

Yours sincerely,

For and on behalf of Compass Rx Limited
Name:
Title: